As filed with the Securities and Exchange Commission on April 30, 2014

Registration File Nos. 033-79124 and 811-08520

U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 21	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 24	[X]
(Check Appropriate Box or Boxes)

TIAA SEPARATE ACCOUNT VA-1

(Exact Name of Registrant)

730 Third Avenue

New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Rachael M. Zufall, Esq.	Jeffrey S. Puretz, Esq.
Teachers Insurance and Annuity	Dechert LLP
Association of America	1900 K Street, NW
8500 Andrew Carnegie Blvd	Washington, D.C. 20006
Charlotte, NC 28262-8500

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[   ]        Immediately upon filing pursuant to paragraph (b)

[X]        On May 1, 2014 pursuant to paragraph (b)

[   ]        60 days after filing pursuant to paragraph (a)(1)

[   ]        75 days after filing pursuant to paragraph (a)(2)

[   ]        On (date) pursuant to paragraph (a)(1)

[   ]        On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2014

Individual flexible-premium deferred variable annuities funded through

TIAA Separate Account VA-1

of Teachers Insurance Annuity Association of America

This prospectus (“Prospectus”) tells you about the Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (“TIAA”). Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not been distributing new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

TIAA Separate Account VA-1 (the “separate account”) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account (the “SIA”).

TIAA offers the separate account as part of the contract, which also has a fixed account.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2014, and in the separate account’s annual and semi-annual reports. You can request these documents and other information about the separate account free of charge by writing to TIAA at 730 Third Avenue, New York, New York 10017-3206 (attention: Imaging Services), by calling 800 223-1200 or by going to the website www.tiaa-cref.org. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus; that means it is legally part of the Prospectus. The SAI’s table of contents is on the last page of this Prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, the annual and semi-annual reports, material incorporated by reference into this Prospectus and other information regarding the separate account.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

Definitions 3

Summary 4

Teachers Insurance and Annuity Association of America  6

The separate account 6

Adding, closing or substituting portfolios  7

Investment objective 7

Investment mix 8

Principal risks of investing in the SIA  8

Additional information about investment objective  10

Additional information about investment strategies and risks  10

Portfolio turnover 13

Portfolio holdings 13

More about the benchmark 13

Valuation of assets 14

Management and investment advisory arrangements  15

The account’s investment adviser  15

Portfolio management 16

The contract 17

Eligible purchasers of the contract  17

Remitting premiums 18

Important information about procedures for purchasing a new contract  18

Accumulation units 20

More about remitting premiums 21

The fixed account 21

Transfers between the separate account and the fixed account  21

Cash withdrawals 22

General considerations for all
transfer and cash withdrawals  22

Tax issues 22

Market timing 22

Charges 23

Separate account charges 23

Other charges 24

Brokerage commissions and related transaction expenses  24

The annuity period 24

Annuity starting date 25

Income options 25

Death benefits 27

Methods of payment 28

Timing of payments 28

Federal income taxes 29

Important transaction information 33

Additional information about index providers  36

Condensed financial information 37

Table of contents for the Statement of Additional Information  40

This Prospectus outlines the terms under which the contracts offered by the separate account are available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus. If anyone does offer you such information or representations, you should not rely on them.

Definitions

Throughout the Prospectus, the terms “you” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how they are used in the Prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units.

Accumulation Period  The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit  A share of participation in the separate account.

Advisors   Teachers Advisors, Inc., the investment adviser to the separate account.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner  The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary   Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day  Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day generally ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as Business Days.

Contract   The fixed and variable components of the individual, flexible-premium deferred Teachers Personal Annuity described in this Prospectus.

Contractowner   The person (or persons) who controls all the rights and benefits under a contract.

CREF   The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution  A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account  The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account  All of TIAA’s assets other than those allocated to the separate account or to any other TIAA separate account.

Income Option  Any of the ways you can receive annuity income, which must be from the fixed account.

TIAA Separate Account VA-1  ■  Prospectus     3

IRC   The Internal Revenue Code of 1986, as amended.

Premium   Any amount you invest in the contract.

Separate Account  TIAA Separate Account VA-1, which was established by TIAA under New York law to fund your variable annuity. The separate account holds its assets apart from TIAA’s other assets.

Survivor Income Option  An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA   Teachers Insurance and Annuity Association of America.

Valuation Day  Any Business Day.

Summary

Read this summary together with the detailed information you will find in the rest of the Prospectus.

This Prospectus describes the variable component of the Teachers Personal Annuity contract, which also provides fixed annuity benefits (see “The Fixed Account” below). The contract is an individual flexible-premium deferred variable annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible purchasers of the contract” below).

The separate account

The separate account is an open-end management investment company. The separate account has only one investment portfolio, the SIA. The SIA is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in the SIA, as in any portfolio, can fluctuate, and you bear the entire risk of any such fluctuation.

Expenses

Here is a summary of the direct and indirect expenses under the Teachers Personal Annuity contract.

4     Prospectus  ■  TIAA Separate Account VA-1

CONTRACTOWNER TRANSACTION EXPENSES
Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)	None
Transfer to the Fixed Account	None
Cash Withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge[1]	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)[2]	0.15%
Acquired Fund Fees and Expenses[3]	0.01%
Total Annual Expenses[4]	0.76%

1	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% of average daily net assets per year.
2

Advisors has voluntarily agreed to waive the portion of its 0.30% annual investment advisory charge that exceeds 0.15% of average daily net assets. This voluntary waiver can be discontinued at any time.

3

“Acquired Fund Fees and Expenses” are the Account's proportionate amount of the expenses of other investment vehicles in which it invests. These expenses are not paid directly by participants. Instead, participants bear these expenses indirectly because they reduce the performance of the investment vehicles in which the Account invests. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Account’s operating expenses here will not correlate with the expenses included in the Condensed financial information in this Prospectus and the Financial Highlights in the Account’s annual report.

4

If the full amount of the administrative expense, investment advisory and mortality and expense risk charges were imposed, total annual expenses (excluding Acquired Fund Fees and Expenses) would be 1.50% of average daily net assets. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months’ notice before TIAA raises any of these charges. Premium taxes also may apply to certain contracts (see “Other charges” below).

The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The example also assumes that your investment has a 5% annual return each year and that expenses remain the same. This table is intended to help you compare the various expenses you would bear, directly or indirectly, as an owner of a contract for the time periods indicated. Remember that this table does not represent actual past or future expenses or investment performance. Actual expenses may be higher or lower than those shown. For more information, see “Charges” below.

	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the
applicable time period:	$8	$24	$42	$94
If you annuitize at the end of the applicable time period:	$8	$24	$42	$94
If you do not withdraw your entire accumulation:	$8	$24	$42	$94

Restrictions on Transfers and Cash Withdrawals.  Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you

TIAA Separate Account VA-1  ■   Prospectus     5

like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, the number of transfers from the separate account to the fixed account may be limited to one in any 90-day period. All transfers must generally be for at least $250 or your entire account balance. All cash withdrawals must generally be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59½.  For more information, see “Income Options” and “Federal Income Taxes” below.

For more information on the features of the separate account’s contract, please see “The Contract” below. For condensed financial information pertaining to the separate account, please see “Condensed Financial Information” below.

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters is located at 730 Third Avenue, New York, NY 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 4 million people at approximately 15,000 institutions. As of December 31, 2013, TIAA’s net assets were approximately $250 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $564 billion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

The separate account

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a Management Committee (the “Management Committee”). As an “open-end” diversified management investment company, the separate account has no limit on how many units of

6     Prospectus  ■  TIAA Separate Account VA-1

participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYDFS”) and the insurance departments of other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes” below).

Adding, closing or substituting portfolios

The separate account currently consists of a single investment portfolio, the SIA, but TIAA can add new investment portfolios in the future. TIAA does not guarantee that the SIA, or any investment portfolio added in the future, will always be available. TIAA reserves the right, subject to any applicable law, to change the separate account and its investments. TIAA can add or close portfolios, substitute one portfolio for another with the same or different fees and charges or combine portfolios, subject to the requirements of applicable law. TIAA can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC or the 1940 Act. TIAA can make some changes at its discretion, subject to NYDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a particular contract to another insurance company.

Investment objective

The separate account currently consists solely of the SIA. The investment objective of the SIA is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index. Of course, there is no guarantee that the SIA will meet its investment objective.

TIAA Separate Account VA-1  ■  Prospectus     7

Investment mix

The SIA seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000® Index” below). Under normal circumstances, the SIA has a policy of investing at least 80% of its assets in securities within the Index. Advisors will provide contractowners with at least 60 days’ prior notice before making changes to this policy. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The SIA buys most, but not necessarily all, of the stocks in the Index, and attempts to closely match the overall investment characteristics of the Index.

Using the Index is not fundamental to the SIA’s investment objective and policies. The SIA’s benchmark index can change at any time and TIAA will notify you if this happens.

Principal risks of investing in the SIA

In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the SIA may decrease because the value of equity securities in which the SIA invests could decrease. An investment in the SIA, or any of the SIA’s equity investments, is subject to the following principal investment risks described below:

• Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the SIA holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the SIA may undergo an extended period of  decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

8     Prospectus  ■  TIAA Separate Account VA-1

• Index Risk—The risk that the SIA’s performance will not correspond to its benchmark index for any period of time. Although Advisors attempts to use the investment performance of the SIA’s index as a baseline, the SIA’s portfolio may not duplicate the exact composition of its index. In addition, unlike a variable annuity, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the SIA to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the SIA cannot guarantee that its performance will match its index for any period of time.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, Advisors may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that Advisors wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of medium-sized and larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that Advisors wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

TIAA Separate Account VA-1  ■   Prospectus     9

Additional information about investment objective

Changing the investment objective of the SIA does not require a vote by contractowners. The SIA can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the SIA’s fundamental investment policies (i.e., policies that require contractowner approval to change).

 The SIA’s general perspective is long-term, and Advisors seeks to avoid both extreme conservatism and high risk in investing. Advisors manages the SIA’s assets (see “Management and Investment Advisory Arrangements” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including the TIAA-CREF Life Funds and the TIAA-CREF Funds. Ordinarily, investment decisions for the SIA will be made independently, but managers for the SIA may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the SIA buys or sells, as well as the price paid or received.

Additional information about investment strategies and risks

Other investments

The SIA may invest in stock index futures contracts, options (puts and calls) on futures contracts, debt securities, other derivatives and other similar financial instruments, such as equity swaps, so long as these derivatives and financial instruments are consistent with the SIA’s investment objective and restrictions, policies and current regulations. The SIA may use swaps to hedge or manage the risks associated with the assets held in the SIA or to facilitate implementation of portfolio strategies of purchasing and selling assets for the SIA’s portfolio. Investing in options or futures contracts and entering into equity swaps involves special risks. The SIA can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the SIA can hold fixed-income securities that it acquires because of mergers, recapitalizations or other transactions.

For more information on these instruments and their risks, see the SAI. Such investing by the SIA is subject to any necessary regulatory approvals and requirements. For liquidity, the SIA can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The SIA may also manage cash by investing in money market funds or other short-term investment company securities.

10     Prospectus   ■  TIAA Separate Account VA-1

Options, futures, and other investments

The SIA may write (sell) call options, including covered call options, and purchase put options, to try to enhance income, reduce portfolio volatility and protect gains in the SIA’s portfolio. Such options may include put and call options on securities of the types in which the Fund may invest and on securities indices composed of such securities. The SIA may also purchase futures to the extent permitted by the NYDFS, the SEC and the Commodity Futures Trading Commission. Advisors intends to use options and futures contracts in seeking to meet the separate account’s investment objective, including for cash management purposes. However, use of these instruments involves special considerations and risks.

The SIA can also invest in other financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid securities

The SIA can invest up to 10% of its net assets, measured at the time of investment, in investments that may not be readily marketable, making it difficult to sell these securities quickly at fair market value. For more information, see the SAI.

Temporary defensive measures

The SIA may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the SIA may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

Repurchase agreements

The SIA can use repurchase agreements to manage cash balances. In a repurchase agreement, Advisors buys an underlying debt instrument for the SIA on the condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm commitment agreements and “when issued” securities

The SIA can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. The SIA might do this if Advisors expects a decline in interest rates, believing that it may be better to commit now to purchase securities with a later issue or delivery date. The SIA may also purchase securities on a “when issued” basis, with the exact terms set at the time of the transaction. Advisors expects that these transactions will be relatively infrequent. For more information, see the SAI.

TIAA Separate Account VA-1  ■   Prospectus     11

Investment companies

The SIA may invest up to 10% of the value of its assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”). The SIA may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the SIA invests in another investment company, like an ETF, the SIA bears a proportionate share of expenses charged by the investment company in which it invests.

Securities lending

The separate account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of a decline in the value of such collateral.

As with any extension of credit, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

Borrowing

The SIA can borrow money from banks, not exceeding 33 ¹/3% of the SIA’s total assets taken at market value at the time of borrowing. The SIA can also borrow money from other sources temporarily, but in an amount that is no more than 5% of the SIA’s total assets taken at market value at the time of borrowing. If the SIA borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that the SIA’s accumulation unit value may change in response to market fluctuations. For more information, see the SAI.

Performance information

From time to time, TIAA advertises the total return and average annual total return of the SIA. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods (and occasionally other periods as well).

“Average annual total return” means the annually-compounded rate that would result in the same cumulative total return over the stated period.

12     Prospectus  ■  TIAA Separate Account VA-1

All performance figures are based on past investment results. They are not a guarantee that the SIA will perform equally or similarly in the future. Write or call TIAA for current performance figures for the SIA (see “Contacting TIAA” below).

Portfolio turnover

To the extent that Advisors engages in active and frequent trading of the SIA’s portfolio securities, the SIA will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the SIA and, ultimately, by contractowners. The SIA is not subject to a specific limitation on portfolio turnover, and securities of the SIA may be sold at any time such sale is deemed advisable by Advisors for investment or operational reasons. The portfolio turnover rates of the SIA during recent fiscal periods are included below under “Condensed Financial Information.”

Portfolio holdings

A description of the separate account’s policies and procedures with respect to the disclosure of the SIA’s portfolio holdings is available in the SAI.

More about the benchmark

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Use of the following index by the SIA is not a fundamental policy of the SIA, so the SIA can substitute other indices without contractowner approval. The SIA will notify contractowners when such a change is made.

Advisors will adjust the SIA’s portfolio to reflect changes in the benchmark index as appropriate. Advisors can also adjust the SIA’s portfolio because of mergers and other similar events.

Russell 3000® Index

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000® companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2013 the market capitalization of companies in the Russell 3000®Index ranged from $36 million to $526.7 billion, with a mean market capitalization of $100.3 billion and a median market capitalization of $1.5 billion. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

TIAA Separate Account VA-1  ■   Prospectus     13

Valuation of assets

Advisors calculates the value of the assets in the separate account as of the close of every Valuation Day. We generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the separate account. If market quotations or values from independent pricing services are not readily available or are not considered reliable, we will value the securities using “fair value,” as determined in good faith using procedures approved by the Management Committee. We may also use “fair value” if events that have an effect on the value of an investment (as determined in Advisors’ discretion) occur between the time when its price is determined and the time an Account’s AUV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the separate account’s AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the separate account’s AUV. Although we fair value portfolio securities on a security-by-security basis, foreign portfolio securities may be fair valued more frequently than other securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, we may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any Valuation Day (generally 4:00 p.m. Eastern Time). This will have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Account to the detriment of longer-term investors, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Our fair value pricing procedures provide, among other things, for Advisors to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the separate account uses a fair value pricing service approved by the separate account’s Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the separate account may cause the

14     Prospectus  ■  TIAA Separate Account VA-1

AUV of the separate account’s units to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. Advisors also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value any security when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments with remaining maturities of 60 days or less are generally valued at amortized cost.

This valuation method does not factor in unrealized gains or losses in the separate account’s portfolio securities. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the separate account would receive if it sold the security. See the SAI for more information.

Management and investment advisory arrangements

The account’s investment adviser

Advisors manages the assets of the separate account under the supervision of the Management Committee. Advisors is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of the TIAA-CREF Funds and the TIAA-CREF Life Funds. Advisors shares investment personnel with other affiliates of TIAA, including TIAA-CREF Investment Management, LLC (“TCIM”), the investment adviser to CREF. As of December 31, 2013, Advisors and TCIM together had approximately $300 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The SIA described in this Prospectus, however, pays the management fees and other expenses that are described in the table on Contractowner Expenses in the Prospectus. The fees paid by the SIA to Advisors and its affiliates are intended to compensate these service providers for their services to the separate account and are not limited to the reimbursement of the service providers’ costs. Thus,

TIAA Separate Account VA-1  ■   Prospectus     15

under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the separate account.

Advisors manages the assets of the separate account based on an investment management agreement (the “Agreement”) with the separate account. During the fiscal year ended December 31, 2013, Advisors charged the separate account an annual rate of 0.15% of average daily net assets of the SIA for managing the SIA.

Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Advisors also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for the SIA. Advisors supervises and acts as liaison among various other service providers to the separate account.

A discussion regarding the basis for the Management Committee’s most recent approval of the Agreement is available in the separate account’s most recent Semiannual Report to contractowners for the six-month period ended June 30. For a free copy of the separate account’s reports, please call 800 223-1200, visit the separate account’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

Portfolio management

The SIA is managed by a team of managers, whose members are responsible for its day-to-day management, with expertise in the area(s) applicable to the SIA’s investments. The following is a list of members of the management team primarily responsible for managing the SIA’s investments, along with their relevant experience. The members of this team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005
Anne Sapp, CFA* Managing Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

16     Prospectus  ■  TIAA Separate Account VA-1

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team

Lei Liao, CFA Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Northern Trust Global Investment—2007 to 2012 (portfolio management of domestic and international, tax advantaged and index portfolios). World Asset Management—2005 to 2007 (portfolio manager for a variety of equity index funds)	2012	2005	2014

* As of May 30, 2014, Anne Sapp will no longer be a portfolio manager for the separate account.

The separate account’s SAI provides additional disclosure about the compensation structure of the SIA’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of interest in the SIA.

The contract

The contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all 50 states and the District of Columbia. Until further notice the contracts are not being currently offered; however, TIAA does accept additional premiums for existing contracts (or contract replacements). TIAA does not offer contracts in states where TIAA’s affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

Eligible purchasers of the contract

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

TIAA Separate Account VA-1  ■  Prospectus     17

Remitting premiums

Initial premiums

TIAA has determined to temporarily suspend sales of the contracts. In the event sales of contracts resume, TIAA will issue you a contract as soon as it receives your completed application and your initial premium of at least $250 at TIAA’s home office, even if you do not initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. TIAA also reserves the right to temporarily waive the $250 minimum initial premium amount.) Note that TIAA cannot accept money orders or travelers’ checks. In addition, TIAA will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check. TIAA will credit your initial premium within two Business Days after it receives all necessary information and the premium itself. If TIAA does not have the necessary information within five Business Days, TIAA will contact you to explain the delay. The initial premium will be returned to you at that time unless you consent to TIAA keeping it and TIAA will then credit it as soon as it receives the missing information from you.

Important information about procedures for purchasing a new contract

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including TIAA, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you purchase a contract, TIAA will ask for your name, physical address (a P.O. Box alone is insufficient), date of birth, Social Security number and other information that will allow TIAA to identify you, such as your primary telephone number. Until you provide TIAA with the information it needs, it may not be able to provide you with a contract or effect any transactions for you.

Additional Premiums. Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

P.O. Box 530195

Atlanta, GA 30353-0195

18     Prospectus  ■  TIAA Separate Account VA-1

If you do not have a coupon, use a separate piece of paper to provide your name, address and contract number. These premiums will be credited as of the Business Day TIAA receives them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, TIAA reserves the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, it will accept premiums under a new replacement contract issued to you with the same annuitant, annuity starting date, beneficiary and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment. You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here is what you need to do:

1. If you are sending in an initial premium, send TIAA your application;

2.  Instruct your bank to wire money or send an ACH payment to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA

Account Number: 4068-4865

3. Specify on the wire or payment:

• Your name, address and Social Security number(s) or Taxpayer Identification Number

• Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract does not restrict how large your premiums are or how often you send them, although TIAA reserves the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires TIAA to refund all payments upon the cancellation of your contract during the free look period.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the SIA count toward this limit.

TIAA reserves the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, TIAA may be required to reject a premium payment. TIAA may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are

TIAA Separate Account VA-1  ■   Prospectus     19

received from the appropriate regulator. TIAA may also be required to provide additional information about you and your contract to government regulators.

Federal law requires TIAA to obtain, verify and record information that identifies each person who purchases a contract. Until TIAA receives the information it needs, TIAA may not be able to effect transactions for you. Furthermore, if TIAA is unable to verify your identity, or that of another person authorized to act on your behalf, or if TIAA believes that it has identified potentially criminal activity or false information, TIAA reserves the right to take such action as it deems appropriate, which may include terminating your contract.

Accumulation units

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your accumulation units will decrease. TIAA calculates how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the Business Day when TIAA received your premium. TIAA may use a later Business Day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, TIAA uses the unit value for the Business Day when it receives your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, TIAA will use that later date as the Valuation Day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last Valuation Day of the month when TIAA receives all required information and documentation (see “The Annuity Period,” below). For amounts to be applied to begin death benefits, the unit value will be the one for the Valuation Day when TIAA receives proof of death (see “Death Benefits,” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges” below). The unit value is calculated at the close of each Valuation Day. TIAA multiplies the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the change in value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges; and B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

20     Prospectus  ■  TIAA Separate Account VA-1

More about remitting premiums

TIAA will not be deemed to have received any premiums sent to the lockbox addresses TIAA has designated in this Prospectus for remitting premiums until the lockbox provider has processed the payment on TIAA’s behalf.

The fixed account

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has informed TIAA that they do not review the information in this Prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your contract for information on the applicable guaranteed rate under your contract.

This Prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

Transfers between the separate account and the fixed account

Subject to the conditions above, you can transfer some (at least $250 at a time, except for systematic transfers, which must be at least $100) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, TIAA does not charge you for transfers from the separate account to the fixed account. TIAA does not currently limit the number of transfers from the separate account, but TIAA reserves the right to do so in the future to once every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

TIAA Separate Account VA-1  ■  Prospectus     21

Cash withdrawals

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must generally be for at least $1,000 (except for systematic withdrawals, which must be at least $100) or your entire accumulation, if less. TIAA reserves the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, TIAA will cancel your contract and all of TIAA’s obligations to you under the contract will end.

General consideration for all transfers and cash withdrawals

You can tell TIAA how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the Business Day TIAA receives your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the close of the next Business Day. You can also defer the effective date of a transfer or cash withdrawal to a future Business Day acceptable to TIAA.

To request a transfer, write to TIAA’s home office, call TIAA’s Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center’s account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. TIAA can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

Tax issues

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal Income Taxes” below.

Market timing

Because you may only make transfers out of the fixed account once every 180 days, and because there may be tax penalties for early withdrawals, the opportunities for market timing between the SIA and the fixed account are limited. In addition, the separate account primarily consists of domestic securities and has only one investment portfolio (the SIA). As a result, no specific market timing policies have been adopted by the Management Committee for the separate account. The separate account seeks to apply its transfer restrictions

22     Prospectus  ■  TIAA Separate Account VA-1

to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the SIA in an effort to “time” the market could cause the SIA to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the SIA. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

The SIA is not appropriate for market timing. You should not invest in the separate account if you want to engage in market timing.

Charges

Separate account charges

Charges are deducted each Valuation Day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before TIAA raises any of these charges. TIAA guarantees that total annual expenses (excluding Acquired Fund Fees and Expenses) will never exceed 1.50% of average daily net assets.

Advisors provides investment management services to the SIA. TIAA provides the administrative services for the separate account and the contracts.

Investment Advisory Charge. This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services provided for the separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate 0.30% of average daily net assets. However, Advisors has voluntarily agreed to waive 0.15% of its fee, so that the actual investment advisory charged is equivalent to an annual rate of 0.15% of average daily net assets.

Administrative Expense Charge. This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA Separate Account VA-1  ■  Prospectus     23

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services LLC (“TCIIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

TIAA reserves the right to increase the overall maximum expense charge (excluding Acquired Fund Fees and Expenses) to a maximum of 1.50% of average daily net assets per year.

Other charges

No Deductions from Premiums. The contract provides for no front-end charges, sales loads or redemption fees.

Premium Taxes. Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation value when the tax is applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, TIAA will deduct premium taxes at those times. Current state premium taxes, where charged, range from 0.50% to 3.50% of annuity payments.

Brokerage commissions and related transaction expenses

Brokers’ commissions, transfer taxes, the pro rata portion of the expenses of other investment companies in which the SIA invests and other portfolio fees are charged directly to the separate account (see the SAI).

The annuity period

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last Valuation Day of the month before the annuity starting date. TIAA transfers your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option

24     Prospectus   ■  TIAA Separate Account VA-1

chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA’s home office, but TIAA will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let TIAA know. TIAA can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

Annuity starting date

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, TIAA will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s 90th birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes,” below). In any case, the annuity starting date must be at least 14 months after the date your contract is issued.

For payments to begin on the annuity starting date, TIAA must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If TIAA hasn’t received all the necessary information, it will defer the annuity starting date until the first day of the month after the information was received, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if TIAA has not otherwise received all the necessary information, it will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while TIAA processes your choice of income options and calculates the amount of your initial payment.

Income options

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options from which to choose.

The current options are:

TIAA Separate Account VA-1  ■   Prospectus     25

Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death, so it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options. Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

Full Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit after the Death of the Annuitant, With or Without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

TIAA may make variable income options available in the future, subject to applicable law.

26     Prospectus   ■  TIAA Separate Account VA-1

Death benefits

Death benefits become payable when TIAA receives proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when the beneficiary claims the death benefit. If the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract or receive the death benefit. If the spouse does not make a choice within 60 days after TIAA receives proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day TIAA receives proof of death or, if that is not a Business Day, on the next Business Day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), TIAA will deposit the difference in the fixed account as of the day TIAA receives proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The Fixed Account” above). While you and the annuitant are both alive, you can change the method of payment you have chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify TIAA in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if TIAA has not received all of the required information, death benefits must begin by the first day of the month following the 60th day after TIAA receives proof of death. If no method of payment has been chosen by that time, TIAA will have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), TIAA will apply these distribution requirements if the annuitant dies.

TIAA Separate Account VA-1  ■   Prospectus     27

Methods of payment

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of Annuities” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment. The entire death benefit is paid at once (within seven days after TIAA receives all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period. Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes,” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

Payments for a Fixed Period. Payable over two to 30 years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments. TIAA will pay interest on the amount of the death benefit each month for two to 30 years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With A 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, TIAA reserves the right to require a change in choice that will result in payments of $100 or more.

Timing of payments

Usually TIAA will make the following kinds of payments from the separate account within seven calendar days after TIAA has received the information it needs to process a request:

1. Cash withdrawals;

28     Prospectus   ■  TIAA Separate Account VA-1

2. Transfers to the fixed account; and

3. Death benefits.

TIAA can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for Advisors to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires TIAA by order to postpone payments to protect you and other separate account contractowners.

Federal income taxes

The following discussion is based on current federal income tax laws under the IRC and the relevant regulations issued by the Department of Treasury. TIAA cannot guarantee that the law or regulations will not change.

TIAA has not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome. You should consult a qualified tax professional for advice before executing any transaction involving a contract.

Tax status of the contract

Diversification Requirements. Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how Advisors makes investments for the separate account.

Owner Control. Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you would have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The U.S. Treasury Department says that the regulations on investment diversification do not provide guidance about when and how investor control of a segregated asset account’s investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets for tax purposes.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the

TIAA Separate Account VA-1  ■   Prospectus     29

annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

Taxation of annuities

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. TIAA believes an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

The following discussion applies generally to contracts owned by a natural person:

Withdrawals.  If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any

30     Prospectus  ■  TIAA Separate Account VA-1

annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach 59½;

(2) after you die (or after the annuitant dies, if the owner is not an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

Transfers, assignments or exchanges of a contract

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that are not discussed here. If you are thinking about any of those transactions, contact a professional tax adviser for advice before executing a transaction.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. In some cases, the recipient can choose not to have tax withheld from distributions.

Multiple contracts

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate’s non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). It is possible, for instance, that if you take annuity payments from

TIAA Separate Account VA-1  ■  Prospectus     31

only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where the U.S. Treasury Department concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require TIAA to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Residents of Puerto Rico

The IRS has announced that income received from an annuity contract by residents of Puerto Rico is U.S.-source income that is generally subject to U.S. federal income tax.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

Possible charge for TIAA’s taxes

Currently, TIAA does not charge the separate account for any federal, state or local taxes on it or its contracts (other than premium taxes—see above), but TIAA

32     Prospectus   ■  TIAA Separate Account VA-1

reserves the right to charge the separate account or the contracts for any other cost that TIAA believes should be attributed to them.

Tax advice

The above discussion on tax laws is for general informational purposes only–it is not meant to be used, and cannot be used, by individuals to avoid federal, state or local tax penalties. Taxation varies depending on an individual’s circumstances, tax status and transaction type; in addition, foreign, state and local taxes may be implicated upon distribution. The general information provided above does not cover every situation. For complete information on your personal tax situation, check with a qualified tax adviser.

Important transaction information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. TIAA is providing important information to help you understand how TIAA’s contracts work and how TIAA’s ability to meet its obligations affects your contract.

Assets in the separate account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from the TIAA general account, and may not be charged with liabilities arising from any other business that TIAA may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of the TIAA general account. See “The Separate Account.”

Assets in the TIAA General Account. TIAA issues insurance policies and financial products other than the separate account and some of these products are supported by the assets in the TIAA general account (e.g., TIAA Traditional). These general account products are subject to TIAA’s claims-paying ability.

TIAA’s Financial Condition. As an insurance company, TIAA is required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of its general account. In order to meet its claims-paying obligations, TIAA monitors its reserves so that TIAA holds amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that TIAA will always be able to meet its claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulation. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that TIAA may incur as the result of defaults on the payment of interest or

TIAA Separate Account VA-1  ■   Prospectus     33

principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. TIAA encourages contractowners to read and understand TIAA’s financial statements. The financial statements of TIAA are located in the SAI. For a free copy of the SAI, simply call or write TIAA at the phone number or address referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA’s Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

Choices and Changes: As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to TIAA and received at TIAA’s home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When TIAA receives a notice of a change in beneficiary or other person named to receive payments, it will execute the change as of the date it was signed, even if the signer dies in the meantime. TIAA executes all other changes as of the date received. As already mentioned, TIAA will delay the effective date of some transactions until it receives additional documentation (see “Remitting Premiums” above).

Telephone and Internet Transactions: You can use TIAA’s Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account and/or allocate future premiums to the separate account or the fixed account. For the ATS, you will be asked to enter your Social Security number and password. For the Web Center, you will be asked to enter your user identification, password and the answer to your security question. (You can establish a PIN by calling us.) Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800 842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

TIAA can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available.

34     Prospectus   ■  TIAA Separate Account VA-1

Your Voting Rights: When contractowner meetings are held, contractowners generally can vote: (1) to elect members of the Management Committee; (2) to ratify the selection of an independent registered public accounting firm for the separate account; and (3) on any other matter that requires a vote by contractowners. On the record date, you will have one vote per dollar of your accumulation.

The phrase “majority of outstanding voting securities” means the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, the separate account will generally require a quorum of 10% of the outstanding voting securities, with a simple majority of votes cast required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, TIAA reserves the right to act as permitted.

Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 800 223-1200, and TIAA will send it to you free of charge.

Errors or Omissions: TIAA reserves the right to correct any errors or omissions on any form, report or statement that TIAA may send you.

Householding:  To cut costs and eliminate duplicate documents sent to your home, TIAA may mail only one copy of the separate account Prospectus, prospectus supplements, annual and semi-annual reports or certain other required documents to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call TIAA toll-free at 800 233-1200 or write TIAA.

Distribution:  The contracts are offered by TCIIS, which is registered with the SEC as a broker-dealer, is a member of the Financial Industry Regulatory Authority (“FINRA”) and is a subsidiary of TIAA. TCIIS is the principal underwriter of the contracts. Anyone distributing the contract must be a registered representative of TCIIS, whose main office is located at 730 Third Avenue, New York, NY 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Signature Requirements: For some transactions, TIAA may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Contacting TIAA: TIAA will not consider any notice, form, request or payment to have been received by TIAA until it reaches the following address: Teachers Insurance and Annuity Association of America, P.O. Box 1261, Charlotte, NC 28201. You can ask questions by calling toll-free 800 223-1200.

TIAA Separate Account VA-1  ■   Prospectus     35

Additional information about index providers

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The separate account is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the separate account nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the russell indexes or any data included in the russell indexes. russell makes no representation, warranty or guarantee regarding the use or the results of use of the russell indexes or any data included therein, or any securities (or combination thereof) comprising the russell indexes. russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the russell index(es) or any data or any security (or combination thereof) included therein.

36     Prospectus  ■  TIAA Separate Account VA-1

Condensed financial information

Presented below is condensed financial information for the separate account for the fiscal years ended December 31, 2004–2013. The condensed financial information for the fiscal years ended December 31, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006 and 2005 is derived from the separate account’s financial statements for those periods audited by PricewaterhouseCoopers LLP. Their reports appear in the separate account’s respective annual reports for those years, which are available without charge upon request and are incorporated herein by reference. Condensed financial information for the fiscal year ended December 31, 2004 is derived from financial statements audited by the separate account’s former independent registered public accounting firm. The table shows per accumulation unit data for the SIA, the only investment portfolio of the separate account.

TIAA Separate Account VA-1  ■  Prospectus     37

Condensed financial information

TIAA Separate Account VA-1

	Selected per accumulation unit data
	Gain (loss) from investment operations

For the year ended	Investment income	[a]	Expenses	[a]	Net investment income	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value	Accumulation unit value beginning of year

STOCK INDEX ACCOUNT
12/31/13	$2.402		$0.896		$1.506		$31.870	$33.376	$102.624
12/31/12	2.256		0.735		1.521		12.334	13.855	88.769
12/31/11	1.754		0.671		1.083		(0.755)	0.328	88.441
12/31/10	1.542		0.591		0.951		11.319	12.270	76.171
12/31/09	1.413		0.452		0.961		15.456	16.417	59.754
12/31/08	1.758		0.484		1.274		(37.166)	(35.892)	95.646
12/31/07	1.750		0.575		1.175		2.979	4.154	91.492
12/31/06	1.568		0.584		0.984		10.909	11.893	79.599
12/31/05	1.378		0.519		0.859		3.222	4.081	75.518
12/31/04	1.359		0.468		0.891		6.727	7.618	67.900

a Based on average units outstanding.

b Based on per accumulation unit data.

38     Prospectus  ■  TIAA Separate Account VA-1

 (concluded)

			Ratios and supplemental data

			Ratios to average net assets
Accumulation unit value end of year	Total return	[b]	Gross expenses	Net expenses	Net investment income	Portfolio turnover rate	Accumulation units outstanding at end of year (in millions	)	Net assets at end of year (in millions	)

$136.000	32.53%		0.90%	0.75%	1.26%	7%	7		$935
102.624	15.60		0.90	0.75	1.55	7	7		752
88.769	0.37		0.90	0.75	1.21	6	8		699
88.441	16.11		0.90	0.75	1.21	10	8		745
76.171	27.48		0.90	0.71	1.50	6	9		680
59.754	(37.53)		0.90	0.67	1.58	7	9		567
95.646	4.54		0.90	0.67	1.19	6	10		989
91.492	14.94		0.90	0.67	1.13	7	11		996
79.599	5.40		0.90	0.67	1.12	6	12		923
75.518	11.22		0.90	0.67	1.28	5	12		915

TIAA Separate Account VA-1  ■  Prospectus     39

Table of contents for the
Statement of Additional Information

Investment restrictions B-2

Investment policies and
risk considerations B-3

Firm commitment agreements and
purchase of “when-issued” securities B-6

Valuation of assets B-9

Disclosure of portfolio holdings B-10

Management of the separate account B-12

Proxy voting policies B-19

Investment advisory and
related services  B-20

Information about the separate
account’s portfolio management  B-20

Administrative services B-22

Advisors and TIAA B-22

Brokerage allocation B-22

Periodic reports B-24

General matters B-24

State regulation B-25

Legal matters B-25

Experts  B-25

Additional information B-25

Financial statements B-25

Index to TIAA financial statements B-26

Appendix A: TIAA-CREF policy
statement on corporate governance  B-84

40     Prospectus  ■  TIAA Separate Account VA-1

Statement of Additional Information

Individual flexible-premium deferred variable annuities

Funded through

TIAA Separate Account VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2014 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services: telephone 800 223-1200. Capitalized or defined terms in the Prospectus are incorporated into this SAI. As used in this SAI, references to the separate account also include the Stock Index Account (“SIA”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Investment restrictions

The following restrictions are fundamental policies with respect to TIAA Separate Account VA-1 (the “separate account”) and may not be changed without the approval of a majority of the separate account’s outstanding voting securities, as that term is defined under the Investment Company Act of 1940, as amended (“1940 Act”).

1.	The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.	The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1⁄3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3.	The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6.	The separate account will not purchase real estate or mortgages directly;

7.	The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8.	The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1⁄3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Department of Financial Services (“NYDFS”) (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9.	The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

The separate account is a diversified, open-end, management investment company.

B-2	Statement of Additional Information ■ TIAA Separate Account VA-1

Investment policies and risk considerations

Credit facility

Borrowing and Lending Among Affiliates. The separate account participates in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of contractowner redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund (“CREF”), the TIAA-CREF Funds (“TCF”) and the TIAA-CREF Life Funds (“TCLF”), each of which is managed by Teachers Advisors, Inc., the separate account’s investment adviser (“Advisors”), or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and the separate account. Interest associated with any borrowings by the separate account under the facility will be charged to the separate account at rates that are based on a specified rate of interest.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in net asset value in response to market changes.

Temporary defensive positions

During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of the separate account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the separate account’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the account’s investment objective and policies. Under normal circumstances, the separate account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the SIA’s investment objective and policies and to meet operating expenses. To the extent that the SIA holds cash or invests in money market instruments, it may not achieve its investment objective.

Additional risks resulting from market events and government intervention in financial markets

Instability in the financial markets during and after the 2008–09 financial downturn has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of portfolio holdings of the separate account or Teachers Insurance and Annuity Association of America (“TIAA”) (or its affiliates), is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of certain portfolio holdings of the separate account, the issuers thereof, or TIAA (or its affiliates) in ways that are unforeseeable. Legislation or regulation may also change the way in which the separate account itself is regulated. Such legislation or regulation could limit or preclude the separate account’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the separate account’s portfolio holdings. Furthermore, volatile financial markets can expose the separate account to greater market and liquidity risk and potential difficulty in valuing portfolio holdings. Advisors will monitor developments and seek to manage the separate account in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

Restricted securities

The separate account may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by the separate account of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Management Committee of the separate account (the “Management Committee”) has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by the separate account.

Illiquid investments

The Management Committee has delegated responsibility to Advisors for determining the value and liquidity of investments held by the separate account. The separate account may invest up to 10% of its net assets (taken at current value) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations on, or delays in, resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the separate account to dispose of illiquid securities promptly or to sell such securities for their fair market value.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-3

Preferred stock

The separate account can invest in preferred stock consistent with its investment objective. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt instruments of the issuer in those same respects. Unlike interest payments on debt instruments, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and futures

The separate account may engage in options (puts and calls) and futures strategies to the extent permitted by the NYDFS and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. Advisors intends to use options and futures strategies in seeking to meet the separate account’s investment objective, including for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with the separate account’s investment objective.

Options. Option-related activities could include (1) selling covered call option contracts and purchasing call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style), prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling of a call option would benefit the separate account if, over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium of the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of the separate account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of

B-4	Statement of Additional Information ■ TIAA Separate Account VA-1

securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—Advisors legally will obligate the separate account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors legally will obligate the separate account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the separate account’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of the separate account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-5

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the position of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. The separate account has claimed an exclusion from the definition of the terms “commodity pool operator” and “commodity pool” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not currently subject to registration or regulation as a commodity pool operator or commodity pool.

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

Firm commitment agreements and purchase of “when-issued” securities

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the separate account may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the separate account may invest in asset-backed securities on a delayed delivery basis. This reduces the separate account’s risk of early repayment of principal, but exposes the account to some additional risk that the transaction will not be consummated.

When the separate account enters into firm commitment agreements, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see “Segregated Accounts” below). The separate account will not purchase securities on a “when issued” basis if, as a result, more than 15% of its net assets would be so invested.

Securities lending

Subject to the separate account’s investment restriction relating to loans of portfolio securities set forth above, the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC, and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and also to certain other financial institutions. All such securities loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYDFS and SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may

B-6	Statement of Additional Information ■ TIAA Separate Account VA-1

lose money as a result of the investment of (including a decline in the value of) such collateral. In addition, the separate account could suffer a loss if the loan terminates and the separate account is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the separate account. In addition, the separate account will expect to receive a portion of the income generated by the short-term investment of cash collateral as well as a lending fee paid directly to the separate account by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated back to the borrower by the separate account. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed by Advisors or the securities lending agent to be creditworthy. In lending its securities, an Account bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Account. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Account if at the time of a default by a borrower some or all of the loan securities have not been returned.

Repurchase agreements

Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, the separate account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap transactions

The separate account may, to the extent permitted by the NYDFS and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties Advisors considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-7

account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see “Segregated Accounts” below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return on the separate account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the account’s financial risk. The separate account will not enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

Segregated accounts

In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

Investment companies

Investment Companies. Subject to certain exceptions under the 1940 Act, the separate account may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, the separate account cannot hold more than 3% of the total outstanding voting stock of any single investment company. When the separate account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the separate account may invest in other investment companies such as exchange-traded funds (“ETFs”), for cash management and other purposes, subject to the limitations set forth above. The separate account may also use ETFs to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Exchange-Traded Funds. The separate account may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, the separate account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the separate account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the separate account’s purchases of ETF shares generally are subject to the limitations on the separate account’s investments in other investment companies, which are described above under the heading “Investment Companies.”

As with other investment companies, when the separate account invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, the separate account will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the separate account.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). The separate account may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, the separate account would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and the separate account could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for

B-8	Statement of Additional Information ■ TIAA Separate Account VA-1

ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When the separate account invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, the separate account will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ETN or ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the separate account, and not a fixed-income investment.

Other investment techniques and opportunities

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

Portfolio turnover

The securities transactions the separate account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable. The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. For the year ended December 31, 2013, the portfolio turnover rate of the separate account did not change significantly from the portfolio turnover rate in 2012.

Valuation of assets

The assets of the separate account are valued as of the close of each valuation day.

Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange as of the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price as of the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Management Committee if events materially affecting its value occur between the time its price is determined and the time the separate account’s unit value is calculated.

Money market instruments

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments with remaining maturities of 60 days or less are generally valued at amortized cost. This valuation method does not factor in unrealized gains or losses in the separate account’s portfolio securities. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the separate account would receive if it sold the security.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-9

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Management Committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the Prospectus.

Disclosure of portfolio holdings

The Management Committee has adopted policies and procedures reasonably designed to prevent selective disclosure of the separate account’s portfolio holdings to third parties, other than disclosures of separate account portfolio holdings that are consistent with the best interests of separate account contractowners. The separate account portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the separate account’s market value. As a general rule, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 20 days after the end of the calendar month. The separate account may disclose its portfolio holdings to all third parties who request it after that period.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest holdings of the separate account may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative detractors to account performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

•	Separate account portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the separate account’s or Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Managing Director and General Counsel or above.

•	Separate account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•	Separate account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of separate account portfolio holdings information to that third party is:

•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above; and

•	approved by an individual holding the title of Managing Director and General Counsel or above; and

•	reported to the separate account’s and Advisors’ Chief Compliance Officer; and

•	subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

•	As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the separate account invests.

B-10	Statement of Additional Information ■ TIAA Separate Account VA-1

On an annual basis, the Management Committee of the separate account and the board of directors of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisors’ interests and those of the separate account’s contractowners in connection with these disclosures.

Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the separate account’s portfolio holdings disclosure policy, the portfolio holdings of the separate account to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute (the “ICI”); R.R. Donnelley; Bloomberg L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); and CoreOne Technologies. The separate account’s portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 10 days after the end of the most recent calendar month. The ICI, however, generally receives this information more quickly than the other entities listed above. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the separate account’s independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the separate account or counsel to the separate account’s independent managers in connection with periodic meetings of the Management Committee and otherwise from time to time in connection with the separate account’s operations. Also, State Street Bank and Trust Company, as the separate account’s custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the separate account’s assets.

The entities to which the separate account voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the separate account, to maintain the confidentiality of the information disclosed. There can be no assurance that the separate account’s policies and procedures regarding selective disclosure of the separate account’s holdings will protect the separate account from potential misuse of that information by individuals or entities to which it is disclosed.

The separate account sends summaries of its portfolio holdings to contractowners semiannually as part of the separate account’s annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to the separate account at P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors and/or the separate account’s distributor, TIAA-CREF Individual & Institutional Services, LLC (“TCIIS”), to provide oral or written information about the separate account, including, but not limited to, how the separate account’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and among stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to separate account performance including the attribution of the separate account’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of the separate account or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on the separate account’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, contractowners in the separate account, persons considering investing in the separate account or representatives of such contractowners or potential contractowners, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors and/or TCIIS will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the separate account for information about obtaining Portfolio Data. Advisors and/or TCIIS may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors and/or TCIIS believes the release of such Portfolio Data may be harmful to the separate account.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-11

Management of the separate account

The Management Committee

The separate account is governed by its Management Committee, which oversees the separate account’s business and affairs. The Management Committee delegates the day-to-day management of the separate account to Advisors and the officers of the separate account (see below).

Management Committee leadership structure and related matters

The Management Committee is composed of ten managers, all of whom are independent or disinterested, which means that they are not “interested persons” of the separate account as defined in Section 2(a)(19) of the 1940 Act (independent managers). One of the independent managers, Howell E. Jackson, serves as the Chairman of the Management Committee. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Management Committee; presiding at all meetings of the Management Committee; and serving as a liaison with other managers, the separate account’s officers and other management personnel, and counsel to the Independent Managers. The Chairman performs such other duties as the Management Committee may from time to time determine. The Principal Executive Officer of the separate account does not serve on the Management Committee.

The Management Committee meets periodically to review, among other matters, the separate account’s activities, contractual arrangements with companies that provide services to the separate account and the performance of the separate account’s investment portfolio (the SIA). The Management Committee holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Management Committee may determine, at its other meetings, the Management Committee meets without management present.

The Management Committee has established a committee structure that includes six standing committees, each composed solely of independent managers and chaired by an independent manager, as described below. The Management Committee, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Management Committee believes that its leadership and operating structure, which includes its committees and having an independent manager in the position of Chairman of the Management Committee and of each committee, provides for independent oversight of management and is appropriate for the separate account in light of, among other factors, the asset size and nature of the separate account and the SIA, the number of portfolios overseen by the Management Committee, the number of other funds overseen by the managers as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the separate account’s operations, the number of managers, and the Management Committee’s responsibilities.

The separate account is part of the TIAA-CREF Fund Complex, which includes the single portfolio within the separate account, the 8 Accounts within CREF, the 59 funds within TCF and the 11 Funds within TCLF. The same persons who constitute the Management Committee also constitute, and Prof. Jackson also serves as the Chairman of, the respective boards of trustees of CREF, TCF and TCLF.

Qualifications of Managers

The Management Committee believes that each of the managers is qualified to serve as a manager of the separate account based on a review of the experience, qualifications, attributes or skills of each manager. The Management Committee bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Management Committee looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting contract owner interests; and willingness and ability to commit the time necessary to perform the duties of manager. Each manager’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a manager of the separate account and as trustee of other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each manager relevant to the Management Committee’s belief that the manager should serve in this capacity is provided in the table below. The table includes, for each manager, positions held with the separate account, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each manager and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the separate account and the SIA is the responsibility of management, which includes professional risk management staff. The Management Committee oversees this risk management function consistent with and as part of its oversight responsibility. The Management Committee performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Management Committee’s oversight of risk management for the

B-12	Statement of Additional Information ■ TIAA Separate Account VA-1

separate account and the SIA. The Management Committee recognizes that it is not possible to identify all of the risks that may affect the separate account and the SIA or to develop procedures or controls that eliminate the separate account’s and the SIA’s exposure to all of these risks.

In general, the SIA’s risks include, among others, market risk, valuation risk, operational risk, reputational risk and regulatory compliance risk. The Management Committee has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the separate account and the SIA. In addition, under the general oversight of the Management Committee, Advisors, the investment manager and administrator for the SIA, and other service providers to the separate account have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the SIA. Different processes, procedures and controls are employed with respect to different types of risks.

The Management Committee also oversees risk management for the separate account and the SIA through receipt and review by the Management Committee or its committee(s) of regular and special reports, presentations and other information from officers of the separate account and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the separate account, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”) and the separate account’s Chief Compliance Officer (“CCO”) regularly report to the Management Committee and/or one or more of the Management Committee’s standing committees on a range of matters, including those relating to risk management. The Management Committee also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the SIA. At least annually, the Management Committee receives a report from the separate account’s CCO regarding the effectiveness of the separate account’s compliance program. Also, on an annual basis, the Management Committee receives reports, presentations and other information from management in connection with the Management Committee’s consideration of the renewal of the separate account’s investment management agreement with Advisors.

Officers of the separate account and officers of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the separate account’s internal controls over financial reporting and accounting and financial reporting policies and practices. The separate account’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the separate account’s independent registered public accounting firm on internal control over financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from separate account officers and from SIA management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the separate account, either directly, or through the separate account’s officers, other management personnel or the separate account’s CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the SIA.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the SIA’s portfolio companies.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-13

Disinterested Managers

Name, address and date of birth (“DOB”)	Position(s) held with account	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Manager	Indefinite term. Manager since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	79	Director of GMO; Director, The Maine Coast Heritage Trust; Investment Committee Member, Maine Community Foundation, and the Elmina B. Sewall Foundation; Director, Maine Chapter of The Nature Conservancy; Former Director and member of the Investment Committee of the Boston Athenaeum; Former Director of Appalachian Mountain Club.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Manager	Indefinite term. Manager since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	79	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Member of the Boards of Lazard Alternative Strategies Fund, LLC, and Lazard Alternative Strategies 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Manager	Indefinite term. Manager since 2007.	Chief Operating Officer, Copper Rock Capital Partners, LLC (since 2007). Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	79	Director, Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Manager and Chairman of the Management Committee	Indefinite term. Chairman for term ending December 31, 2015. Manager since 2005. Chairman since January 1, 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	79	Director, D2D Fund.
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Manager	Indefinite term. Manager since 2001.	Principal, NL Jacob Consultant (economic and business consultant) (since 2012), President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997–2006). Dr. Jacob has particular experience in education, finance, economics, private wealth management and related services.	79	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Manager	Indefinite term. Manager since 2011.	Partner (2004–2010) and Managing Director (1999–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	79	Director, Sansum Clinic; Investment Committee member, College of Mount Saint Vincent and Cottage Health System; Member, United States Olympics Paralympics Advisory Committee; University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.

B-14	Statement of Additional Information ■ TIAA Separate Account VA-1

Name, address and date of birth (“DOB”)	Position(s) held with account	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Manager	Indefinite term. Manager since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010), First Eagle Investment Management, LLC. Principal, BAM Consulting, LLC (2003–2009). Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	79	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance and Close Brothers Group plc. Former Director, Prudential plc; J. Sainsbury plc; British-American Business Council; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Manager	Indefinite term. Manager since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008), Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT, and Program Director, NBER (1990–2008). Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	79

Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office, Panel of Economic Advisers; Former Director, The Jeffrey Company and the Jeflion Company (unregistered investment companies).

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Manager	Indefinite term. Manager since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991), Chairman, Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc., Chairman, Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers, Inc., and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012). Mr. Sloan has particular experience in investment management, finance and organizational development.	79	Director, SCANA Corporation (energy holding company); Member, Duke Children’s Hospital and Health Center National Board of Advisors; Former Director, M&F Bancorp, Inc. and NCM Capital Investment Trust.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Manager	Indefinite term. Manager since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000), the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987), Chairman, Department of Finance, University of Texas at Austin (2002–2011). Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.	79	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-15

Officers

The table below includes certain information about officers of the separate account, including positions held with the separate account, length of office and time served, and principal occupations in the last five years.

Name, address and date of birth	Position(s) held with account	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011), and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Separate Accounts VA-1, VLI-1 and VLI-2 (since 2012). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (since 2013).
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/13/62	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President (since 2013), Chief Operating Officer (“COO”) of Asset Management (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Interim Head of Asset Management, TIAA (2012–2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Senior Managing Director, President, and COO of Advisors and Investment Management (since 2012). Director of Advisors (since 2008). Manager, President, and COO of TCAA and TCAS (since 2011). Director (since 2011) of TIAA-CREF Asset Management, Inc., (“TCAM”). Manager of TIAA-CREF Individual and Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group, Ltd. and TH RE Group Holdings Ltd. (since 2013).
Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	President and Chief Executive Officer of TIAA, CREF and TIAA Separate Account VA-1 (since 2008). Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds (2012–2013). Director of Covariance Capital Management, Inc. (“Covariance”) (since 2010). Chairman, Head of Financial Services and Member of the Executive Committee of Swiss Re America Holding Corporation (2006–2008). Former Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997–2006).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Chief Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008).	Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010) and Funds Treasurer (since 2006) of TIAA. Director of Advisors (since 2008). Director of TCAM (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Assistant Treasurer of T-C Life (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Director, Senior Vice President and Funds Treasurer of TCAS (since 2011).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2009). Executive Vice President, Head of Risk Management of TIAA (2009–2013). Executive Vice President, Risk Management (since 2009). Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011). Senior Managing Director and Chief Credit Risk Officer (2004–2008) of TIAA.
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/20/61	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President and President of Asset Management (since 2013) of TIAA and Executive Vice President of CREF and VA-1 (since 2013). President and Principal Executive Officer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Director, President & CEO of Advisors (since 2013). Director, President and CEO of Advisors (since 2013). Manager, President & CEO of Investment Management (since 2013). Director of TH RE Ltd (since 2013). Director, President & CEO of TPIS (since 2013). Director of TIAA International Holdings 1 Ltd, TIAA International Holdings 2 Ltd, and TIAA International Holdings 3 Ltd (since 2013). Director, President & CEO of TCAM, Inc. (since 2013). Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds (June–September 2013). Representative, Securities Research, Inc. (February–May 2013). President and Chief Operating Officer, U.S., ING Americas (2011-2012). Chief Executive Officer, ING Insurance US (2010–2011). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009).

B-16	Statement of Additional Information ■ TIAA Separate Account VA-1

Name, address and date of birth	Position(s) held with account	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Funds Complex (since 2012). Director, Covariance (since 2012). Director, TC Life (since 2012). Director, Kaspick & Company, LLP (“Kaspick”) (since 2012). Manager, Redwood, LLC (“Redwood”) (since 2012). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/31/62	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director (2013), Corporate Secretary (since 2012) and Senior Vice President (2012–2013) of TIAA and the TIAA-CREF Fund Complex. Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.
Otha T. Spriggs, III 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and CEO (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of T-C Life (2009–2010).
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010).

Equity ownership of Managers

The following chart includes information relating to equity securities beneficially owned by managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2013. At that time, the separate account’s family of investment companies included the separate account, TCLF, CREF and the TCF (the “TIAA-CREF Fund Complex”).

DISINTERESTED MANAGERS

Name of Trustee	Dollar range of equity securities in SIA	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in family of investment companies
Forrest Berkley	None	Over $100,000
Nancy A. Eckl	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Thomas J. Kenny	None	Over $100,000
Bridget A. Macaskill	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-17

Manager and officer compensation

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer manager during the fiscal year ended December 31, 2013. The separate account’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex.

DISINTERESTED MANAGERS

Name	Aggregate compensation from the SIA*	Pension or retirement benefits accrued as part of SIA expenses†	Total compensation from TIAA-CREF fund complex*
Forrest Berkley‡	$912.94	$232.08	$295,000.00
Nancy A. Eckl	$943.97	$232.08	$305,000.00
Michael A. Forrester	$928.50	$232.08	$300,000.00
Howell E. Jackson	$1,160.58	$232.08	$375,000.00
Nancy L. Jacob‡	$974.83	$232.08	$315,000.00
Thomas J. Kenny‡	$866.61	$232.08	$280,000.00
Bridget A. Macaskill	$1,005.86	$232.08	$325,000.00
James M. Poterba‡	$959.28	$232.08	$310,000.00
Maceo K. Sloan	$897.39	$232.08	$290,000.00
Laura T. Starks‡	$944.05	$232.08	$305,000.00
Total	$9,594.00	$2,320.84	$3,100,000.00

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.

†	Amounts deferred under the long-term compensation plan described below. Messrs. Berkley and Kenny, Prof. Poterba and Drs. Jacob and Starks elected to defer a portion of this compensation in accordance with the provisions of such plan.

‡	A portion of this compensation was not actually paid based on the prior election of the manager to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer managers described below. For the fiscal year ended December 31, 2013, Mr. Berkley elected to defer $220,000, Mr. Kenny elected to defer $205,000, Prof. Poterba elected to defer $235,000, Dr. Jacob elected to defer $24,000 and Dr. Starks elected to defer $230,000 of total compensation from the TIAA-CREF Fund Complex.

The Management Committee has approved manager compensation at the following rates effective January 1, 2012: an annual retainer of $150,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $20,000 ($25,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $75,000 and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee do not receive fees for service on that committee. The Managers may also receive special or ad hoc Management Committee or committee fees, or related chair fees, as determined by the Management Committee. Manager compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the managers, and the need to attract and retain well-qualified Management Committee members.

The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer Managers of the Management Committee. Currently, under this unfunded deferred compensation plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each Manager of the Management Committee. After the Manager leaves the Management Committee, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Manager. The Management Committee may waive the mandatory retirement policy for the Manager, which would delay the commencement of benefit payments until after the Manager eventually retires from the Management Committee. Pursuant to a separate deferred compensation plan, non-officer Managers also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each Manager. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Manager. The compensation table above does not reflect any payments under the long-term compensation plan.

The separate account has adopted a mandatory retirement policy for its Managers. Under this policy, Managers who attain the age of 72 are currently not eligible for re-election at the next succeeding annual meeting of the separate account (if any); and they must also resign from the Boards of Trustees of CREF, TCLF and TCF, effective as of the last day of said Managers’ memberships on the CREF Board of Trustees. Such requirement may be waived with respect to one or more Managers for reasonable time periods upon the unanimous approval and at the sole discretion of the Management Committee, and the Managers eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Committees

Every year the Management Committee appoints certain standing committees, each with specific responsibilities for aspects of the separate account’s operations and whose charters are available upon request. Included among these are:

(1)

An Audit and Compliance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the separate account’s independent registered public accounting

B-18	Statement of Additional Information ■ TIAA Separate Account VA-1

firm. During the fiscal year ended December 31, 2013, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Forrester, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2)	An Investment Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for the separate account’s investments. During the fiscal year ended December 31, 2013, the Investment Committee held five meetings. The current members of the Investment Committee are Mr. Berkley (chair), Ms. Eckl, Mr. Forrester, Dr. Jacob, Prof. Jackson, Mr. Kenny, Ms. Macaskill, Prof. Poterba, Mr. Sloan and Dr. Starks.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the separate account. During the fiscal year ended December 31, 2013, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, consisting solely of independent Managers, which generally is vested with full Management Committee powers between Management Committee meetings on matters that arise between Management Committee meetings. During the fiscal year ended December 31, 2013, the Executive Committee held no meetings. The current members of the Executive Committee are Prof. Jackson (chair), Ms. Eckl, Ms. Macaskill and Mr. Sloan.

(5)	A Nominating and Governance Committee, consisting solely of independent Managers, which assists the Management Committee in addressing internal governance matters of the separate account, including nominating certain separate account officers and the members of the standing committees of the Management Committee, recommending candidates for election as Managers, reviewing the qualification and independence of Managers and of the Management Committee and its committees and reviewing proposed changes to the separate account’s governing documents. During the fiscal year ended December 31, 2013, the Nominating and Governance Committee held six meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill, Mr. Sloan and Dr. Starks.

(6)	An Operations Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for operational matters of the separate account, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2013, the Operations Committee held seven meetings. The current members of the Operations Committee are Ms. Macaskill (chair), Prof. Jackson, Dr. Jacob, Mr. Kenny, and Dr. Starks.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Managers by providing potential nominee names and background information to the Secretary of the separate account. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

Proxy voting policies

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term contractowners. The separate account believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Management Committee has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Management Committee-approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third-party proxy advisory firms and other corporate governance-focused organizations, consultants and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the separate account contractowners. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

The separate account and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include: (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors proxy voting professionals, or trustees or senior executives of Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., Advisors’ proxy voting professionals, or a trustee or senior executive of Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-19

A record of all proxy votes cast for the separate account during the twelve-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the separate account’s proxy votes for the twelve-month period ended June 30, 2014 will become available in August 2014.

Investment advisory and related services

Investment advisory services

Investment advisory services and related services for the separate account are provided by personnel of Advisors, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of average daily net assets annually. With Advisors waiving 0.15% of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.15% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2013, 2012 and 2011, the separate account paid investment advisory fees of $1,270,848, $1,114,987 and $1,099,821, respectively. These fees reflect the waiver by Advisors of a portion of its gross investment advisory fee. The gross investment advisory fees for the years ended December 31, 2013, 2012, and 2011 were $2,541,697, $2,229,974 and $2,199,643, respectively.

Personal trading policy

The separate account and TCIIS have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a Code of Ethics under Rule 204A-1 of the Advisers Act. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the separate account, they must also generally preclear and report all transactions involving securities covered under the code. In addition, access persons must generally send duplicates of all transaction confirmations and other brokerage account reports to a special compliance unit for review.

Information about the separate account’s portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar peers (30%) and management/peer reviews (10%).

The variable component of an equity portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the separate account’s prospectus for more information regarding its benchmark index. This five- and three-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

B-20	Statement of Additional Information ■ TIAA Separate Account VA-1

Additional information regarding portfolio managers

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2013.

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar range of equity securities owned in Account
Stock Index Account
Philip James (Jim) Campagna, CFA	12	0	$53,793	$0	$0
Anne Sapp, CFA*	12	0	$53,793	$0	$0
Lei Liao, CFA	12	0	$53,793	$0	$0
*	As of May 30, 2014, Anne Sapp will no longer be a portfolio manager for the separate account.

Potential conflicts of interest of advisors and portfolio managers

Portfolio managers of the separate account may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made by Advisors for the separate account may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, TIAA-CREF Investment Management LLC (“Investment Management”) for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while the separate account maintained its position in that security, the market price of such securities could decrease and adversely impact the separate account’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where proprietary or client accounts have similar investment mandates as the separate account, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the separate account, or are appropriate for the separate account but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by the separate account may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the separate account and proprietary or client accounts and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as the separate account, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of the separate account. In addition, the separate account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each client account, including the separate account, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisor’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that client accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines that trading for long sales of single securities over short sales of the same or closely related securities will be monitored to ensure that the trades are treated fairly and equitably. Additionally, the separate account’s portfolio managers’ decisions for executing those trades will be monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-21

trades are not subject to the same monitoring as single security trades because an automated and systematic process is used to execute trades; however, the separate account’s portfolio managers’ decisions for executing those trades will be monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the separate account and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the separate account or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the separate account, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage and Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors’ affiliate, Investment Management, for managing certain other clients is based on cost. Currently no client pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

Administrative services

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2013, 2012 and 2011, administrative expenses incurred were $1,694,464, $1,486,649 and $1,466,429 respectively.

Advisors and TIAA

The main offices of both TIAA and Advisors are located at 730 Third Avenue, New York, NY 10017-3206. TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 4 million people at approximately 15,000 institutions. As of December 31, 2013, TIAA’s net assets were approximately $250 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $564 billion (although CREF does not stand behind TIAA’s guarantees).

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and TCIIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of Investment Management. Investment Management provides investment advisory services to CREF. All of the foregoing are affiliates of the separate account and Advisors.

Custodian and fund accounting agent

The custodian for the assets of the separate account is State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111. As custodian, State Street is responsible for the safekeeping of the separate account’s portfolio securities. State Street also provides fund accounting services to the separate account and also acts as the separate account’s securities lending agent.

Independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”), 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as the separate account’s independent registered public accounting firm and has audited its financial statements for the fiscal year ended December  31, 2013.

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) other accounts that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser also affiliated with TIAA, or (ii) TCLF, TCF or

B-22	Statement of Additional Information ■ TIAA Separate Account VA-1

any other investment company or account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account’s portfolio or the portfolios of other clients. Currently, some foreign brokerage commissions are fixed under local law and practice. There is, however, an ongoing trend in many countries to adopt a new system of negotiated commissions.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services. Advisors may also place orders with broker-dealers who, through the use of commission-sharing arrangements, obtain research from other broker-dealers and research providers for the benefit of Advisors and its client or proprietary accounts.

Research or services obtained for the separate account may be used by Advisors in managing other clients’ accounts. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other accounts. Research or services obtained for the separate account also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of Advisors to the separate account.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2013. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Commissions
Stock Index Account	$4,292

The aggregate amount of brokerage commissions paid by the separate account for the fiscal years ending December 31, 2011, 2012 and 2013 was as follows:

	December 31, 2011	December 31, 2012	December 31, 2013
Stock Index Account	$9,533	$7,666	$5,924

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-23

During the fiscal year ended December 31, 2013, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where the parent derives more than 15% of its total revenue from securities related activities. These entities, and the value of the securities of these entities held by the Accounts as of December 31, 2013, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

Account	Broker	Parent	Holdings (US$)
Stock Index Account	JPMORGAN CHASE & CO	JPMORGAN CHASE & CO	$10,003,587
	WELLS FARGO & CO	WELLS FARGO & CO	$9,864,282
	BANK OF AMERICA CORP	BANK OF AMERICA CORP	$7,598,129
	CITIGROUP INC	CITIGROUP INC	$7,156,266
	GOLDMAN SACHS GROUP INC	GOLDMAN SACHS GROUP INC	$3,673,359
	MORGAN STANLEY	MORGAN STANLEY	$2,159,638
	STATE STREET CORP	STATE STREET CORP	$1,509,486
	CHARLES SCHWAB CORP	CHARLES SCHWAB CORP	$1,296,074
	BB&T CORP	BB&T CORP	$1,165,093
	FIFTH THIRD BANCORP	FIFTH THIRD BANCORP	$823,451
	TD AMERITRADE HOLDING CORP	TD AMERITRADE HOLDING CORP	$326,224
	RAYMOND JAMES FINANCIAL INC	RAYMOND JAMES FINANCIAL INC	$273,215
	LAZARD LTD-CL A	LAZARD LTD-CL A	$266,210
	STIFEL FINANCIAL CORP	STIFEL FINANCIAL CORP	$150,565
	POPULAR INC	POPULAR INC	$127,877
	SUSQUEHANNA BANCSHARES INC	SUSQUEHANNA BANCSHARES INC	$109,525
	INVESTMENT TECHNOLOGY GROUP	INVESTMENT TECHNOLOGY GROUP	$38,180
	PIPER JAFFRAY COS	PIPER JAFFRAY COS	$36,979
	COWEN GROUP INC-CLASS A	COWEN GROUP INC-CLASS A	$20,840
	FBR & CO	FBR & CO	$17,754
	OPPENHEIMER HOLDINGS-CL A	OPPENHEIMER HOLDINGS-CL A	$11,101

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS:

Account	Broker	Parent	Holdings as of 12/31/13 (US$)
Stock Index Account	BANK OF AMERICA CORP	BANK OF AMERICA CORP	$7,598,129

Directed brokerage

In accordance with the 1940 Act, the separate account has adopted a policy prohibiting the separate account from compensating brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the separate account.

Periodic reports

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

(3)	cash withdrawals from the separate account during the quarter; and

(4)	any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

General matters

Assignment of contracts

You can assign the contract at any time. However, you should consult a qualified tax professional before assigning your contract.

Payment to an estate, guardian, trustee, etc.

TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

B-24	Statement of Additional Information ■ TIAA Separate Account VA-1

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of survival

TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State regulation

TIAA and the separate account are subject to regulation by the NYDFS, as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYDFS. The separate account’s books and assets are subject to review and examination by the NYDFS and its agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal matters

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Jonathan Feigelson, Senior Managing Director, General Counsel of TIAA and CREF. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities laws.

Experts

PricewaterhouseCoopers LLP, located at 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, is the independent registered public accounting firm for the TIAA Separate Account VA-1. PricewaterhouseCoopers LLP is also the independent auditor of Teachers Insurance and Annuity Association of America.

Separate account financial statements

The financial statements of TIAA Separate Account VA-1 incorporated in this Statement of Additional Information by reference to the Annual Report to shareholders for the period ending December 31, 2013 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America statutory basis financial statements

The statutory basis financial statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

Financial statements

The audited financial statements of TIAA follow. The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s annual report to contractowners and are incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-25

Index to TIAA financial statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
Statutory–basis financial statements:
December 31, 2013
Report of management responsibility	B-27
Report of independent auditors	B-28
Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves	B-29
Statutory–basis statements of operations	B-30
Statutory–basis statements of changes in capital and contingency reserves	B-31
Statutory–basis statements of cash flow	B-32
Notes to statutory–basis financial statements	B-33

B-26	Statement of Additional Information ■ TIAA Separate Account VA-1

Report of management responsibility

April 14, 2014

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2013, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework (originally published in 1992). Based on that assessment, management concluded that, as of December 31, 2013, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework (published in 1992).

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2013, 2012 and 2011. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respect on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-27

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory statements of admitted assets, liabilities, and capital and contingency reserves as of December 31, 2013 and 2012 and the related statutory statements of operations, changes in capital and contingency reserves and cash flows for each of the three years in the period ended December 31, 2013. We also have audited the Company’s internal control over financial reporting as of December 31, 2013, based on criteria established in the 1992 Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management is responsible for the preparation and fair presentation of these financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for maintaining effective internal control over financial reporting, and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management’s Responsibility. Our responsibility is to express an opinion on these financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows thereof for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in the 1992 Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 14, 2014

B-28	Statement of Additional Information ■ TIAA Separate Account VA-1

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2013	2012
ADMITTED ASSETS
Bonds	$181,121	$173,954
Preferred stocks	48	38
Common stocks	2,675	3,495
Mortgage loans	14,246	12,956
Real estate	1,812	1,623
Cash, cash equivalents and short-term investments	1,362	1,681
Contract loans	1,466	1,358
Derivatives	60	96
Other long-term investments	20,059	17,973
Investment income due and accrued	1,763	1,772
Federal income taxes	6	—
Net deferred federal income tax asset	3,089	3,235
Other assets	439	437
Separate account assets	22,348	18,420
Total admitted assets	$250,494	$237,038

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$185,946	$180,020
Dividends due to policyholders	1,937	1,854
Interest maintenance reserve	2,283	1,687
Federal income taxes	—	3
Borrowed money	—	52
Asset valuation reserve	4,633	3,424
Derivatives	311	346
Other liabilities	2,262	2,276
Separate account liabilities	22,343	18,067
Total liabilities	219,715	207,729

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	28,776	27,306
Total capital and contingency reserves	30,779	29,309
Total liabilities, capital and contingency reserves	$250,494	$237,038

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ■ Statement of Additional Information	B-29

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2013	2012	2011
REVENUES
Insurance and annuity premiums and other considerations	$14,395	$12,085	$12,703
Annuity dividend additions	1,585	1,312	1,325
Net investment income	11,274	11,042	10,910
Other revenue	242	231	182
Total revenues	$27,496	$24,670	$25,120

BENEFITS AND EXPENSES
Policy and contract benefits	$12,900	$11,733	$11,341
Dividends to policyholders	3,409	3,128	3,082
Increase in policy and contract reserves	5,749	4,604	5,460
Net operating expenses	1,035	922	859
Net transfers to separate accounts	1,879	1,518	1,661
Other benefits and expenses	384	318	53
Total benefits and expenses	$25,356	$22,223	$22,456

Income before federal income taxes and net realized capital gains (losses)	$2,140	$2,447	$2,664
Federal income tax (benefit)	(28)	(11)	(139)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(417)	(416)	(444)
Net income	$1,751	$2,042	$2,359

B-30	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
Balance, December 31, 2010	$3	$25,153	$25,156
Net income		2,359	2,359
Net unrealized capital gains on investments		390	390
Change in asset valuation reserve		(802)	(802)
Change in accounting principle		(23)	(23)
Change in surplus of separate accounts		134	134
Change in net deferred income tax		(1,129)	(1,129)
Change in non-admitted assets:
Deferred federal income tax asset		953	953
Other assets		93	93
Balance, December 31, 2011	$3	$27,128	$27,131

Net income		2,042	2,042
Net unrealized capital gains on investments		490	490
Change in asset valuation reserve		(599)	(599)
Change in surplus of separate accounts		64	64
Change in net deferred income tax		(1,119)	(1,119)
Prior year surplus adjustment		(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset		1,285	1,285
Other assets		20	20
Balance, December 31, 2012	$3	$29,306	$29,309

Net income		1,751	1,751
Net unrealized capital gains on investments		1,193	1,193
Change in asset valuation reserve		(1,209)	(1,209)
Change in surplus of separate accounts		(18)	(18)
Change in net deferred income tax		(1,083)	(1,083)
Change in post-retirement benefit liability		(11)	(11)
Change in non-admitted assets:
Deferred federal income tax asset		937	937
Other assets		(90)	(90)
Balance, December 31, 2013	$3	$30,776	$30,779

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ■ Statement of Additional Information	B-31

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2013	2012	2011
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$14,398	$12,084	$12,705
Net investment income	10,770	10,590	10,948
Miscellaneous income	219	199	180
Total receipts	25,387	22,873	23,833
Policy and contract benefits	12,954	11,722	11,321
Operating expenses	1,276	1,127	853
Dividends paid to policyholders	1,741	1,693	1,709
Federal income tax expense (benefit)	(13)	(16)	(141)
Net transfers to separate accounts	1,505	597	1,666
Total disbursements	17,463	15,123	15,408
Net cash from operations	7,924	7,750	8,425

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	26,969	26,689	19,042
Stocks	872	843	669
Mortgage loans and real estate	2,131	2,954	2,162
Other invested assets	3,293	2,184	2,197
Miscellaneous proceeds	12	13	66
Cost of investments acquired:
Bonds	32,998	31,963	24,768
Stocks	936	559	486
Mortgage loans and real estate	3,753	2,784	1,922
Other invested assets	3,482	3,472	5,320
Miscellaneous applications	248	270	448
Net cash from investments	(8,140)	(6,365)	(8,808)

CASH FROM FINANCING AND OTHER
Borrowed money	(51)	(757)	(151)
Net deposits on deposit-type contracts funds	70	53	32
Other cash provided (applied)	(122)	403	(266)
Net cash from financing and other	(103)	(301)	(385)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(319)	1,084	(768)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,681	597	1,365

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,362	$1,681	$597

B-32	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America  ■  December 31, 2013

Note 1 – organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2 – significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates.

	For the Years Ended December 31,
(in millions)	2013	2012	2011
Net Income, New York SAP	$1,751	$2,042	$2,359
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	2	2	1
Deferred and Payout Annuities issued after 2000	73	63	171
Net Income, NAIC SAP	$1,826	$2,107	$2,531

Capital and Contingency Reserves, New York SAP	$30,779	$29,309	$27,131
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	20	18	16
Deferred and Payout Annuities issued after 2000	3,990	3,917	3,854
Capital and Contingency Reserves, NAIC SAP	$34,789	$33,244	$31,001

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations under GAAP rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-33

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•	Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	The calculation for the post-retirement benefit obligations includes both vested and non-vested employees. Prior to January 1, 2013, non-vested employees were not considered under NAIC SAP;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met under GAAP. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP;

•	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while for statutory purposes, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses.

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Certain prior year amounts in the financial statements have been reclassified to conform to the 2013 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life insurance (and health), annuities and deposit-type contracts and the valuation of deferred tax assets.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

B-34	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, with the intent and ability to hold, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-35

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at the Company’s percentage of the underlying U.S. GAAP, International Financial Reporting Standard or U.S. Tax basis equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was $91 million for both years ended December 31, 2013 and 2012.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures and options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally a portion of deferred federal income tax (“DFIT”) assets, certain investments in other long-term investments, furniture and equipment, leasehold improvements, and prepaid expenses). The non-admitted portion of the DFIT asset was $8,027 million and $8,964 million at December 31, 2013 and 2012, respectively. Investment related non-admitted assets totaled $187 million and $267 million at December 31, 2013 and 2012, respectively. Other non-admitted assets were $795 million and $625 million at December 31, 2013 and 2012, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

B-36	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $1,246 million and $1,008 million at December 31, 2013 and 2012, respectively. Related depreciation expenses allocated to TIAA were $77 million, $51 million and $34 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $455 million and $444 million at December 31, 2013, and 2012, respectively. Related depreciation expenses allocated to TIAA were $10 million, $18 million and $25 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5, or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-37

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Other liabilities.”

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of new accounting pronouncements:

Effective January 1, 2013, the Company adopted SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14. SSAP No. 92 was effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company determined that SSAP No. 92 did not have a material impact.

Effective January 1, 2012, the Company adopted SSAP No. 101—Income Taxes, a Replacement of SSAP No. 10—Income Taxes and SSAP No. 10R—Income Taxes, A Temporary Replacement of SSAP No. 10. For purposes of accounting for federal and foreign income taxes, reporting entities shall adopt FASB Statement No. 109, Accounting for Income Taxes (“FAS 109”) with modifications for state income taxes, the realization criteria for deferred tax assets, and the recording of the impact of changes in deferred tax balances. SSAP No. 101 did not have a material impact on the current and deferred taxes presented under SSAP No. 10R.

Effective January 1, 2013, the Company adopted SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 103 was effective for years beginning on and after January 1, 2013 and applied prospectively. Early application is prohibited. This statement must be applied to transfers occurring on or after the effective date. The concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The unit of account for sale treatment is defined to be an entire financial asset or a pro rata participating interest without subordination. The disclosure provisions of this statement are applied to transfers that occurred both before and after the effective date of this statement. SSAP No. 103 did not have an impact on the Company.

Note 3 – long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2013
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,161	$1,841	$(1,169)	$41,833
All Other Governments	3,929	381	(76)	4,234
States, Territories and Possessions	647	23	(15)	655
Political Subdivisions of States, Territories, and Possessions	491	8	(23)	476
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	18,862	1,307	(652)	19,517
Credit Tenant Loans	5,796	365	(92)	6,069
Industrial and Miscellaneous	107,416	6,447	(2,155)	111,708
Hybrids	1,002	60	(16)	1,046
Parent, Subsidiaries and Affiliates	1,817	54	—	1,871
Total Bonds	181,121	10,486	(4,198)	187,409
Preferred Stocks	48	40	—	88
Total Bonds and Preferred Stocks	$181,169	$10,526	$(4,198)	$187,497

B-38	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

	2012
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,456	$5,966	$(55)	$47,367
All Other Governments	3,677	802	(3)	4,476
States, Territories and Possessions	491	76	—	567
Political Subdivisions of States, Territories, and Possessions	345	30	—	375
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	20,256	2,398	(16)	22,638
Credit Tenant Loans	5,025	431	(23)	5,433
Industrial and Miscellaneous	99,209	10,556	(1,060)	108,705
Hybrids	1,334	90	(28)	1,396
Parent, Subsidiaries and Affiliates	2,161	75	(2)	2,234
Total Bonds	173,954	20,424	(1,187)	193,191
Preferred Stocks	38	13	—	51
Total Bonds and Preferred Stocks	$173,992	$20,437	$(1,187)	$193,242

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2013 and 2012, were not deemed to be other-than-temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2013
Loan-backed and structured bonds	$16,499	$(1,026)	$15,473	$5,111	$(565)	$4,546
All other bonds	31,179	(1,995)	29,184	5,485	(702)	4,783
Total bonds	$47,678	$(3,021)	$44,657	$10,596	$(1,267)	$9,329
Unaffiliated common stocks	2	—	2	106	(48)	58
Preferred stocks	—	—	—	5	(1)	4
Total bonds and stocks	$47,680	$(3,021)	$44,659	$10,707	$(1,316)	$9,391

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-39

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2012
Loan-backed and structured bonds	$1,719	$(47)	$1,672	$7,887	$(1,131)	$6,756
All other bonds	5,988	(154)	5,834	608	(46)	562
Total bonds	$7,707	$(201)	$7,506	$8,495	$(1,177)	$7,318
Unaffiliated common stocks	138	(22)	116	—	—	—
Preferred stocks	10	(2)	8	—	—	—
Total bonds and stocks	$7,855	$(225)	$7,630	$8,495	$(1,177)	$7,318

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (22%), U.S., Canada and other government (22%) and public utilities (8%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (25%), U.S., Canada and other government (23%), and residential mortgage-backed securities (14%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S., Canada and other government (25%), asset-backed securities (12%) and manufacturing (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (73%) and residential mortgage-backed securities (19%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields for these particular securities since acquisition caused principally by credit spreads. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (dollars in millions):

	December 31, 2013			December 31, 2012
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$4,724	2.6%	$4,819	$3,923	2.3%	$4,019
Due after one year through five years	20,503	11.3	22,126	20,380	11.6	22,183
Due after five years through ten years	35,068	19.4	35,983	34,773	20.0	38,505
Due after ten years	45,218	25.0	45,939	38,912	22.4	46,050
Subtotal	105,513	58.3	108,867	97,988	56.3	110,757
Residential mortgage-backed securities	47,094	26.0	49,304	51,170	29.5	56,525
Commercial mortgage-backed securities	10,785	5.9	10,821	9,467	5.4	9,328
Asset-backed securities	17,729	9.8	18,417	15,329	8.8	16,581
Subtotal	75,608	41.7	78,542	75,966	43.7	82,434
Total	$181,121	100.0%	$187,409	$173,954	100.0%	$193,191

For the year ended December 31, 2013, the preceding table includes sub-prime mortgage investments totaling $2,988 million under residential mortgage-backed securities. $2,712 million or 91% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2012, the preceding table includes sub-prime mortgage investments totaling $3,126 million under residential mortgage-backed securities. $2,511 million or 80% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

B-40	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2013	2012
Residential mortgage-backed securities	26.0%	29.4%
U.S. and other governments	11.4	12.2
Manufacturing	10.2	9.8
Asset-backed securities	9.8	8.8
Public utilities	8.3	7.7
Commercial mortgage-backed securities	6.0	5.5
Finance and financial services	5.8	5.5
Oil and gas	5.2	5.1
Services	4.2	3.5
Revenue and special obligations	3.3	2.5
Communications	3.1	3.2
Retail and wholesale trade	1.8	1.8
Mining	1.3	1.4
Transportation	1.3	1.3
Real estate investment trusts	1.1	0.9
Other	1.2	1.4
Total	100.0%	100.0%

At December 31, 2013 and 2012, 93.3% and 92.5%, respectively, of the long-term bond portfolio was comprised of investment grade securities (NAIC 1 and 2).

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) at December 31, (in millions):

	2013		2012
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$46,273	$48,511	$48,144	$53,539
2	377	379	1,640	1,667
3	172	153	985	974
4	135	126	175	154
5	116	112	214	176
6	21	23	12	15
Total	$47,094	$49,304	$51,170	$56,525

With respect to the RMBS in the above table, approximately 99% and 97% were rated investment grade (NAIC 1 and 2) at December 31, 2013 and 2012, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio at December 31, (in millions):

	2013		2012
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$9,312	$9,384	$7,301	$7,528
2	271	273	246	230
3	219	212	607	481
4	319	292	585	467
5	469	428	564	409
6	195	232	164	213
Total	$10,785	$10,821	$9,467	$9,328

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-41

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

With respect to the CMBS in the above table, approximately 89% and 80% were rated investment grade (NAIC 1 and 2) and approximately 38% and 66% were issued prior to 2006 (based on carrying value) at December 31, 2013 and 2012, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table at December 31, (in millions):

	2013	2012
Due after one year through five years	$68	$3
Due after ten years	2	2
Subtotal	70	5
Residential mortgage-backed securities	21	12
Commercial mortgage-backed securities	195	164
Asset-backed securities	57	53
Total	$343	$234

Troubled Debt Restructuring: There were no troubled debt restructurings during 2013 or 2012.

Exchanges: During 2013 and 2012, the Company also acquired bonds and stocks through exchanges aggregating $2,623 million and $3,094 million, of which approximately $18 million and $26 million were acquired through non-monetary transactions, respectively. When exchanging securities, the Company generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following table represents OTTI on securities with the intent to sell or the inability to retain for the years ended December 31, (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized, 2013
a. Intent to sell	$237	$20	$10	$207
b. Inability to retain	—	—	—	—
Total 2013	$237	$20	$10	$207

OTTI recognized, 2012
a. Intent to sell	$743	$98	$130	$515
b. Inability to retain	—	—	—	—
Total 2012	$743	$98	$130	$515

At December 31, 2013, the Company held loan-backed and structured securities with an OTTI recognized during 2013 where the present value of cash flows expected to be collected is less than the amortized cost. See Note 25 for listing of securities.

Other Disclosures: During 2013 and 2012, the Company acquired common stocks from other long term private equity fund investment distributions totaling $51 million and $47 million, respectively.

At December 31, 2013 and 2012, the carrying amount of restricted unaffiliated common stock was $494 million and $516 million, respectively. At December 31, 2013 and 2012, the carrying amount of restricted preferred stock was $5 million and $4 million, respectively. The restrictions include share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2013 and 2012, the carrying amount of bonds and stocks denominated in a foreign currency was $3,394 million and $3,766 million, respectively. Bonds denominated in foreign currency totaled $1,817 million and $2,120 million at December 31, 2013 and 2012, respectively and represent amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

B-42	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Note 4 – mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2013 ranged from 3.49% to 4.99% and from 3.80% to 5.71% for 2012. The coupon rates for mezzanine mortgage loans originated during 2013 ranged from 5.00% to 6.25% and from 6.75% to 7.96% for 2012.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 70% and 98% for commercial loans for the years ended December 31, 2013 and 2012, respectively. In 2012, there was one loan issued with a loan to value of 98% with a value of $64 million at December 31, 2012. The loan is a full recourse construction loan with a committed tenant.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2013 and 2012 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established.

The following table provides information on impaired loans classified as “Commercial—All Other” with or without allowance for credit losses as of December 31, (in millions):

	Commercial – All Other
	2013	2012	2011
With Allowance for Credit Losses	$—	$—	$—
No Allowance for Credit Losses	$202	$206	$248

The following table provides information for investment in impaired loans classified as “Commercial – All Other” – Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting as of December 31, (in millions):

	Commercial – All Other
	2013	2012	2011
Average Recorded Investment	$34	$34	$35
Interest Income Recognized	$14	$14	$16
Recorded Investments on Nonaccrual Status	$—	$—	$—
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	$14	$14	$16

The Company had no allowance for credit losses for the years ended December 31, 2013 and 2012, respectively.

2011
Allowance for credit losses (in millions):
Balance at the beginning of the period	$2
Additions charged to surplus	—
Direct write-downs/charges against the allowance	—
Recoveries of amounts previously added to surplus	(2)
Balance at the end of the period	$—

For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan–to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually.

For the agricultural mortgage loan, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are updated quarterly.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-43

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Credit quality of commercial and agricultural mortgage loans

The credit quality of commercial and agricultural mortgage loans held-for-investment, were as follows (dollars in millions):

	Recorded Investment
	Loan-to-value Ratios
	> 90%	81%–90%	70%–80%	< 70%	Total	% of Total
December 31, 2013:
Debt Service Coverage Ratios:
Greater than 1.20x	$26	$20	$641	$11,955	$12,642	88.4%
1.05x—1.20x	—	—	141	553	694	4.9
Less than 1.05x	42	17	183	262	504	3.5
Agriculture	—	—	—	265	265	1.9
Construction	188	—	—	—	188	1.3
Total	$256	$37	$965	$13,035	$14,293	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans (dollars in millions):

		Commercial
	Farm	Insured	All Other	Mezzanine	Total
Year-End 2013
Recorded Investment	$265	$—	$13,543	$485	$14,293
Current
Interest Reduced	$—	$—	$—	$—	$—
Recorded Investment
Number of Loans	—	—	—	—	—
Percent Reduced	—	—	—	—	—

Year-End 2012
Recorded Investment
Current	$265	$—	$12,511	$225	$13,001
Interest Reduced
Recorded Investment	$—	$—	$363	$—	$363
Number of Loans	—	—	3	—	3
Percent Reduced	—	—	0.86%	—	0.86%

Year-End 2011
Recorded Investment
Current	$265	$—	$12,729	$187	$13,181
Interest Reduced
Recorded Investment	$—	$—	$216	$—	$216
Number of Loans	—	—	2	—	2
Percent Reduced	—	—	1.14%	—	1.14%

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution (dollars in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2013		December 31, 2012
	Carrying Value	% of Total	Carrying Value	% of Total
Shopping centers	$4,854	34.1%	$4,278	33.0%
Office buildings	4,774	33.5	4,288	33.1
Industrial buildings	2,068	14.5	2,118	16.4
Apartments	1,825	12.8	1,423	11.0
Land	265	1.9	265	2.0
Mixed use	259	1.8	264	2.0
Hotel	161	1.1	164	1.3
Other	40	0.3	156	1.2
Total	$14,246	100.0%	$12,956	100.0%

B-44	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2013		December 31, 2012
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,389	23.7%	$3,312	25.6%
South Atlantic	3,202	22.5	2,908	22.4
Middle Atlantic	2,848	20.0	2,373	18.3
South Central	2,486	17.5	2,199	17.0
North Central	1,223	8.6	1,209	9.3
Mountain	522	3.7	361	2.8
New England	263	1.8	230	1.8
Other	313	2.2	364	2.8
Total	$14,246	100.0%	$12,956	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV.

Middle Atlantic states are PA, NJ and NY.

South Central states are AL, AR, KY, LA, MS, OK, TN and TX.

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI.

New England states are CT, MA, ME, NH, RI and VT.

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY.

Other comprises investments in Australia and Canada.

At December 31, 2013 and 2012, approximately 16.9% and 18.9% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2013 and 2012, approximately 15.9% and 15.3% of the mortgage loan portfolio, respectively, was invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans were as follows (dollars in millions):

	2013		2012
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$801	5.6%	$804	6.2%
Due after one year through five years	4,938	34.7	6,013	46.4
Due after five years through ten years	5,893	41.4	4,505	34.8
Due after ten years	2,614	18.3	1,634	12.6
Total	$14,246	100.0%	$12,956	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2013 or 2012. When restructuring mortgage loans, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2013 or 2012.

During 2013, the Company did not reduce interest rates on any outstanding commercial loans.

During 2012, the Company reduced interest rates on three outstanding commercial loans. The first loan changed from 5.40% to 4.50% from November 1, 2012 through maturity on November 1, 2015. The other two loans changed from 7.50% to 6.69% from August 3, 2012 through maturity on January 1, 2019. The recorded investment excluding accrued interest of these loans was $363 million at December 31, 2012.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-45

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2013 and 2012.

The Company has no reverse mortgages as of December 31, 2013 or 2012.

Mortgage loans of $53 million and $13 million at December 31, 2013 and 2012, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

For the years ended December 31, 2013 and 2012, the carrying values of mortgage loans denominated in foreign currency were $313 million and $281 million, respectively.

The Company does not hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5 – real estate

At December 31, 2013 and 2012, the Company’s directly owned real estate investments of $1,812 million and $1,623 million, respectively, were carried net of third party mortgage encumbrances. There were no third party mortgage encumbrances as of December 31, 2013 and 2012.

The carrying values of the directly owned real estate portfolio were diversified by property type and geographic region at December 31 as follows (dollars in millions):

	Directly Owned Real Estate by Property Type
	2013		2012
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$696	38.4%	$836	51.5%
Industrial buildings	639	35.3	501	30.9
Mixed-use projects	188	10.4	95	5.9
Apartments	160	8.8	59	3.6
Retail	112	6.2	114	7.0
Land under development	17	0.9	18	1.1
Total	$1,812	100.0%	$1,623	100.0%

	Directly Owned Real Estate by Geographic Region
	2013		2012
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$971	53.6%	$605	37.3%
South Atlantic	683	37.7	699	43.1
Middle Atlantic	96	5.3	203	12.5
South Central	62	3.4	116	7.1
Total	$1,812	100.0%	$1,623	100.0%

At December 31, 2013 and 2012, approximately 32.5% and 19.4% of the real estate portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2013 and 2012, approximately 16.4% and 18.5% of the real estate portfolio, respectively, was invested in Virginia and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

OTTI for directly owned real estate investments for the years ended December 31, 2013, 2012 and 2011 were $0, $17 million and $2 million, respectively and these amounts are included in the impairment table in Note 9. The OTTI during 2012 was for directly owned industrial properties in the states of Illinois and Texas and directly owned land in the State of Georgia. $13 million of OTTI during 2012 was a result of the Company’s intent to sell. The impairments were a result of unfavorable market conditions. The OTTI during 2011 was for directly owned land in California. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

B-46	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

As of December 31, 2013 and 2012, $0 and $31 million, respectively, of the Company’s real estate investments were classified as held for sale. For the year ended December 31, 2013 and 2012, the Company recognized a net realized gain on real estate sold of $30 million and $84 million, respectively. The gains are included in net realized capital gains (losses) in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2013, 2012 and 2011, was $51 million, $53 million and $54 million, respectively. The amount of accumulated depreciation at December 31, 2013, 2012 and 2011 was $362 million, $337 million and $478 million, respectively.

There were no real estate properties acquired via the assumption or in satisfaction of debt during 2013, 2012 or 2011.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

As of December 31, 2013, the Company does not have any low income housing tax credits.

Note 6 – subsidiaries and affiliates

The Company holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI and net investment income of investment subsidiaries and affiliates at December 31 are shown below (in millions):

	2013	2012	2011
Net carrying value of investment subsidiaries and affiliates
Reported as common stock	$633	$1,517	$1,901
Reported as other long-term investments	10,884	8,915	7,532
Total net carrying value	$11,517	$10,432	$9,433

OTTI	$7	$9	$30
Net investment income (distributed from investment subsidiaries and affiliates)	$589	$460	$255

The larger investment subsidiaries and affiliates, included in the above table, are TIAA Global Public Investments, LLC, T-C GA RE Holdings, LLC, Covariance Capital Management Series, LLC (“CCMS 1”), Ceres Agricultural Properties, LLC, TIAA Oil & Gas Investments, LLC, Infra Alpha, LLC, ND Properties, Inc. and TIAA Super Regional Mall Member Sub, LLC.

The carrying value, OTTI and net investment income of operating subsidiaries and affiliates at December 31 are shown below (in millions):

	2013	2012	2011
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$814	$695	$478
Reported as other long-term investments	1,119	808	623
Total net carrying value	$1,933	$1,503	$1,101

OTTI	$138	$75	$94
Net investment income (distributed from operating subsidiaries and affiliates)	$7	$1	$1

The Company’s operating subsidiaries and affiliates primarily consist of, TIAA Global Ag Holdco, LLC, TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TCT Holdings, Inc., Oleum Holding Company, Inc., TIAA-CREF Asset Management LLC, TIAA Emerging Markets Debt Fund, TIAA-CREF Individual & Institutional Services, LLC and TIAA-CREF Asset Management Distressed Opportunities Fund, LP.

The 2013 and 2012 OTTI relates to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

The Company held bonds of affiliates at December 31, 2013 and 2012 for $1,817 million and $2,161 million, respectively. One hundred percent (100%) and ninety eight percent (98%) of these affiliated bonds were issued by ND Properties, Inc. at December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the years ended December 31, 2013, 2012 and 2011, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-47

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

As of December 31, 2013 and December 31, 2012, the net amount due from subsidiaries and affiliates was $235 million and $184 million, respectively. The net amounts due are generally settled on a daily basis except for TIAA Realty, Inc., ND Properties, Inc., Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), and TIAA-CREF Asset Management LLC which are settled monthly.

The Company discloses contingencies and guarantees related to subsidiaries and affiliates in Note 22.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach. The financial statements for the downstream non-insurance holding companies listed in the table below are not audited and the Company has limited the value of its investment in these noninsurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

The following table summarizes the Company’s carrying value in each such downstream non-insurance holding company as of December 31, (in millions):

Subsidiary	2013	2012
TIAA Oil & Gas Investments, LLC	$910	$550
Infra Alpha, LLC	637	298
TIAA Global Ag Holdco, LLC	525	289
TIAA Super Regional Mall Member Sub, LLC	430	217
Occator Agricultural Properties, LLC	417	211
Dionysus Properties, LLC	373	432
Mansilla Participacoes LTDA	317	349
TIAA Infrastructure Investments, LLC	171	31
TIAA-CREF Asset Management LLC	122	105
T-C 685 Third Avenue Member, LLC	121	107
T-C SBMC Joint Venture, LLC	60	—
TIAA Stonepeak Investments I, LLC	44	70
Broadleaf Timberland Investments, LLC	30	—
T-C SMA II, LLC	29	26
TIAA-CREF Redwood, LLC	26	29
TIAA SynGas, LLC	22	20
Almond Processors, LLC	21	19
TIAA GTR Holdco, LLC	11	—
T-C SMA III, LLC	8	8
TIAA-CREF LPHC, LLC	2	—
730 Texas Forest Holdings, Inc.	1	1
TIAA Union Place Phase I, LLC	—	73
TIAA Stonepeak Investments II, LLC	—	3
Total	$4,277	$2,838

Note 7 – other long-term investments

The components of the Company’s carrying value in other long-term investments at December 31 were (in millions):

	2013	2012
Unaffiliated other invested assets	$7,966	$8,710
Affiliated other invested assets	12,003	9,185
Other long-term assets	90	78
Total other long-term investments	$20,059	$17,973

As of December 31, 2013, unaffiliated other invested assets of $7,966 million includes $7,403 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $563 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2013, affiliated other invested assets of $12,003 million includes investments in securities related holdings of $3,680 million, investments in agriculture and timber related holdings of $3,152 million, investments in real estate related holdings of $2,761 million and investments in energy and infrastructure of $1,891 million. The remaining $519 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

B-48	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

As of December 31, 2012, unaffiliated other invested assets of $8,710 million includes $7,611 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,099 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2012, affiliated other invested assets of $9,185 million includes investments in agriculture and timber related holdings of $2,659 million, investments in real estate related holdings of $2,163 million, investments in energy and infrastructure of $971 million and investments in securities related holdings of $3,034 million. The remaining $358 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

For the years ended December 31, 2013, 2012 and 2011, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $178 million, $129 million and $233 million, respectively.

For the years ended December 31, 2013 and 2012, other long-term investments denominated in foreign currency were $1,739 million and $1,733 million, respectively.

Note 8 – investments commitments

The outstanding obligation for future investments at December 31, 2013, is shown below by asset category (in millions):

	2014	2015	In later years	Total Commitments
Bonds	$582	$58	$8	$648
Stocks	14	10	21	45
Mortgage loans	895	—	—	895
Real Estate	19	—	—	19
Other long-term investments	1,495	1,005	2,059	4,559
Total	$3,005	$1,073	$2,088	$6,166

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate commitments and mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to the Company’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9 – investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Bonds	$9,206	$9,391	$9,462
Stocks	61	82	27
Mortgage loans	772	796	810
Real estate	203	244	234
Derivatives	(8)	23	10
Other long-term investments	1,430	960	775
Cash, cash equivalents and short-term investments	7	3	3
Total gross investment income	11,671	11,499	11,321
Less investment expenses	(542)	(574)	(551)
Net investment income before amortization of IMR	11,129	10,925	10,770
Plus amortization of IMR	145	117	140
Net investment income	$11,274	$11,042	$10,910

The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2013, 2012 and 2011.

Future minimum rental income expected to be received over the next five years under existing real estate leases in effect as of December 31, 2013 (in millions):

	2014	2015	2016	2017	2018	Total
Future rental income	$107	$98	$88	$76	$62	$431

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-49

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Bonds	$604	$163	$422
Stocks	(50)	89	40
Mortgage loans	—	13	28
Real estate	30	68	15
Derivatives	(24)	(61)	(236)
Other long-term investments	(115)	(122)	(200)
Cash, cash equivalents and short-term investments	(121)*	9	(16)
Total before capital gains taxes and transfers to IMR	324	159	53
Transfers to IMR	(741)	(575)	(497)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(417)	$(416)	$(444)

*	The realized loss is discussed further in Note 22 – TIAA Global Markets, Inc. Dissolution.

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31, (in millions):

	2013	2012	2011
Other-than-temporary impairments:
Bonds	$281	$643	$509
Stocks	77	52	8
Mortgage loans	—	13	3
Real estate	—	17	2
Derivatives	—	8	—
Other long-term investments	178	129	233
Total	$536	$862	$755

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2013, 2012 and 2011 were $8,949 million, $11,211 million and $8,011 million, respectively. Gross gains of $948 million, $917 million and $973 million and gross losses, excluding impairments considered to be other-than-temporary of $74 million, $155 million and $42 million were realized during 2013, 2012 and 2011, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale. There were no securities with a NAIC designation of 3 or below, or unrated, that were sold and reacquired within 30 days of the sale date during 2013 and 2012.

The details by NAIC designation 3 or below securities sold during the year ended December 31, 2011 and reacquired within 30 days of the sale date are (dollars in million):

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
NAIC 3	5	$5	$5	$—
NAIC 4	3	$4	$4	$—

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Bonds	$138	$172	$(21)
Stocks	123	18	99
Mortgage loans	(21)	(13)	(36)
Derivatives	(9)	(109)	210
Other long-term investments	962	422	138
Total	$1,193	$490	$390

B-50	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Note 10 – securitizations

When the Company sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2013 or 2012. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets previously securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2013 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2001 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2001	Bonds	$1	$5	(a)	$—	$—
2007	Mortgages	19	18	(b)	1	3
	Total	$20	$23		$1	$3

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2013 was as follows:

a)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply a yield rate of 4.70%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranging from 6.65% to 31.01%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11 – disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-51

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2013 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$187,409	$181,121	$—	$182,835	$4,574	$—
Common Stock	1,228	1,228	663	33	532	—
Preferred Stock	88	48	42	23	23	—
Mortgage Loans	14,823	14,246	—	—	14,823	—
Derivatives	83	60	—	68	15	—
Contract Loans	1,466	1,466	—	—	1,466	—
Separate Accounts	22,349	22,348	6,615	3,344	12,390	—
Cash, Cash Equivalents and Short Term Investments	1,362	1,362	1,078	284	—	—
Total	$228,808	$221,879	$8,398	$186,587	$33,823	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$853	$853	$—	$—	$853	$—
Separate account	22,343	22,343	—	—	22,343	—
Derivatives	330	311	—	330	—	—
Total	$23,526	$23,507	$—	$330	$23,196	$—

The following table provided information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2012 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$193,191	$173,954	$73	$177,418	$15,700	$—
Common Stock	1,178	1,178	619	—	559	—
Preferred Stock	51	38	13	24	14	—
Mortgage Loans	14,228	12,956	—	—	14,228	—
Derivatives	123	96	—	104	19	—
Contract Loans	1,358	1,358	—	—	1,358	—
Separate Accounts	18,425	18,420	4,591	2,707	11,127	—
Cash, Cash Equivalents and Short Term Investments	1,681	1,681	1,126	37	518	—
Total	$230,235	$209,681	$6,422	$180,290	$43,523	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$765	$765	$—	$—	$765	$—
Separate account	18,067	18,067	—	—	18,067	—
Derivatives	372	346	—	372	—	—
Total	$19,204	$19,178	$—	$372	$18,832	$—

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2013 and 2012. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

B-52	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Assets and liabilities measured and reported at fair value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2013
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$176	$116	$292
Total Bonds	$—	$176	$116	$292
Common Stock
Industrial and Miscellaneous	$663	$33	$532	$1,228
Total Common Stocks	$663	$33	$532	$1,228
Total Preferred Stocks	$—	$—	$3	$3
Derivatives:
Foreign Exchange Contracts	$—	$36	$—	$36
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$57	$—	$57
Separate Accounts assets, net	$6,605	$3,120	$12,390	$22,115
Total assets at fair value	$7,268	$3,386	$13,041	$23,695

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$200	$—	$200
Interest Rate Contracts	—	1	—	1
Credit Default Swaps	—	30	—	30
Total liabilities at fair value	$—	$231	$—	$231

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-53

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2012
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$23	$322	$345
Total Bonds	$—	$23	$322	$345
Common Stock
Industrial and Miscellaneous	$619	$—	$559	$1,178
Total Common Stocks	$619	$—	$559	$1,178
Total Preferred Stocks	$—	$—	$8	$8
Derivatives:
Foreign Exchange Contracts	$—	$56	$—	$56
Interest Rate Contracts	—	31	—	31
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$89	$—	$89
Separate Accounts assets, net	$4,584	$2,570	$11,122	$18,276
Total assets at fair value	$5,203	$2,682	$12,011	$19,896

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$198	$—	$198
Credit Default Swaps	—	44	—	44
Total liabilities at fair value	$—	$242	$—	$242

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

B-54	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

There were no transfers of common stock between Level 1 and Level 2 during 2013 or 2012.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2013 (in millions):

	Beginning Balance at 1/1/2013	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements		Ending Balance at 12/31/2013
Bonds	$322	$29	[a]	$(250)[b]	$(12)	$32	$1	$—	$(6)		$116
Common Stock	559	19	[c]	—	(36)	(42)	38	(6)	—		532
Preferred Stock	8	—		(5)[d]	—	—	—	—	—		3
Separate Account	11,122	—		—	(13)	1,065	(55)[e]	(436)	707	[e]	12,390
Total	$12,011	$48		$(255)	$(61)	$1,055	$(16)	$(442)	$701		$13,041

(a)	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(c)	The Company transferred common stocks into Level 3 due to the significance of unobservable market data used in the valuation of these securities.
(d)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(e)	Purchases and settlements include refinancing and loan settlement activity on mortgage loans for real estate purchased in prior periods.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2012 (in millions):

	Beginning Balance at 1/1/2012	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2012
Bonds	$457	$207	[a]	$(353)[b]	$(52)	$49	$28	$(6)	$(8)	$322
Common Stock	371	154	[c]	(68)[d]	(36)	129	9	—	—	559
Preferred Stock	1	9	[e]	—	(2)	—	—	—	—	8
Separate Account	9,925	—		—	(116)	965	1,378	(685)	(345)	11,122
Total	$10,754	$370		$(421)	$(206)	$1,143	$1,415	$(691)	$(353)	$12,011

(a)	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2012.
(c)	The Company transferred common stocks into Level 3 due the significance of unobservable market data used in the valuation of these securities.
(d)	The Company transferred common stocks out of Level 3 due to the availability of observable or corroborated by market data at fair value as of December 31, 2012.
(e)	The Company transferred preferred stocks into Level 3 which were not previously measured and reported at fair value primarily due to the decrease in NAIC rating to 4, 5 or 6.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Characteristics of items being measured for Level 2 and Level 3:

Bonds Level 2 and Level 3:

As of December 31, 2013, the reported fair value of bonds in Level 2 and Level 3 was $292 million, representing 65 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

63 of the 65 bonds reported at fair value are categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 40 bonds with a fair value of $241 million are collateralized by commercial mortgage

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-55

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

loans, 21 bonds with a fair value of $22 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $25 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.28%.

The remaining 2 bonds reported at fair value are categorized as Corporate securities and have a fair value of $4 million.

As of December 31, 2012, the reported fair value of bonds in Level 2 and Level 3 was $345 million, representing 80 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

The 80 bonds reported at fair value are all categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 52 bonds with a fair value of $273 million are collateralized by commercial mortgage loans, 26 bonds with a fair value of $48 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $24 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.33%.

Common Stocks Levels 2 and Levels 3:

As of December 31, 2013, the reported fair value of common stocks in Level 2 and Level 3 was $565 million representing 22 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 22 common stocks, 6 common stocks with a fair value of $33 million were in Level 2 and 16 common stocks with a fair value of $532 million were reported in Level 3. Out of the 22 common stocks, 19 common stocks with a fair value of $553 million have a pricing method where the rate was determined by the reporting entity, and 3 common stocks with a fair value of $12 million have a pricing method where the rate is determined by a stock exchange.

As of December 31, 2012, the reported fair value of common stocks in Level 2 and Level 3 was $559 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 16 common stocks, 15 common stocks with a fair value of $559 million were reported in Level 3. Out of the 15 common stocks, 10 common stocks with a fair value of $277 million have a pricing method where the price per share is determined by the reporting entity; and 5 common stocks with a fair value of $282 million have a pricing method where the unit price is published by the NAIC Securities Valuation Office.

Preferred Stocks Level 3:

As of December 31, 2013, the reported fair value of preferred stocks in Level 3 was $3 million, representing 1 individual preferred stock with a pricing method where the price per share is determined by the reporting entity. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

As of December 31, 2012, the reported fair value of preferred stocks in Level 3 was $8 million, representing 2 individual preferred stocks. 1 preferred stock with a fair value of $4 million has a pricing method where the price per share is determined by the reporting entity; and 1 preferred stock with a fair value of $4 million has a pricing method where the unit price is published by the NAIC Securities Valuation Office. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2013 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed Maturity Bonds:
RMBS	$9	Discounted Cash Flow	Discount Rate	5.8%–17.4%	10.5%
		Market Comparable	Credit Analysis/Market Comparable	$2.85–$100.50	$52.83
CMBS	$79	Discounted Cash Flow	Discount Rate	9.7%–68.1%	26.9%
		Market Comparable	Credit Analysis/Market Comparable	$9.64–$65.00	$26.85
ABS	$25	Market Comparable	Credit Analysis/Market Comparable	$99.00	$99.00
Corporate	$3	Enterprise Value	Book Value Multiple	1.5x	1.5x
Equity Securities:
Common Stock	$532	Equity Method	Book Value Multiple	1.1x–2.8x	1.2x
		Market Comparable	EBITDA	6.4x–12.2x	9.6x
			Book Value Multiple	0.0x–1.2x	0.6x
Preferred Stock	$3	Market Comparable	Book Value Multiple	0.9x	0.9x

B-56	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate Account Assets:
Real Estate Properties and Real Estate Joint Ventures	$14,307
Office Properties		Income Approach—Discounted cash flow	Discount Rate	6.0%–9.5%	7.0%
			Terminal Capitalization Rate	5.0%–8.3%	5.9%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.8%–8.3%	5.6%
Industrial Properties		Income Approach—Discounted cash flow	Discount Rate	6.7%–10.0%	7.4%
			Terminal Capitalization Rate	5.5%–8.0%	6.3%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.8%–8.3%	5.6%
Residential Properties		Income Approach—Discounted cash flow	Discount Rate	6.0%–8.0%	6.6%
			Terminal Capitalization Rate	4.3%–6.3%	5.0%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	3.8%–5.8%	4.4%
Retail Properties		Income Approach—Discounted cash flow	Discount Rate	6.0%–13.0%	7.5%
			Terminal Capitalization Rate	5.3%–12.5%	6.3%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5%–12.0%	5.7%

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage Loans Payable	$(2,279)
Office and Industrial Properties		Discounted Cash Flow	Loan to Value Ratio	38.7%–57.3%	45.2%
			Equivalency Rate	2.2%–4.8%	3.9%
		Net Present Value	Loan to Value Ratio	38.7%–57.3%	45.2%
			Weighted Average Cost of Capital Risk Premiums	1.5%–2.9%	1.9%
Residential Properties		Discounted Cash Flow	Loan to Value Ratio	34.8%–61.5%	47.4%
			Equivalency Rate	2.6%–4.4%	3.8%
		Net Present Value	Loan to Value Ratio	34.8%–61.5%	47.4%
			Weighted Average Cost of Capital Risk Premiums	1.4%–3.2%	2.1%
Retail Properties		Discounted Cash Flow	Loan to Value Ratio	26.5%–130.7%	59.9%
			Equivalency Rate	2.4%–7.4%	4.3%
		Net Present Value	Loan to Value Ratio	26.5%–130.7%	59.9%
			Weighted Average Cost of Capital Risk Premiums	0.9%–13.8%	4.5%
Limited Partnerships	$362	Net Asset Value	Net Asset Value (a)

(a)	The range has not been disclosed due to the wide range of possible values given the diverse nature of the underlying investments.

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The Risk Management Valuation group, which reports to the Chief Credit Risk Officer, sets the valuation policies for fixed income and equity securities and is responsible for the determination of fair value.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-57

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, external appraiser whose appraisals are reviewed by the Company’s internal appraisal staff and by the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Company’s internal valuation department, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market, and the credit quality of the Real Estate Account.

Note 12 – restricted assets

The following table provides information on amounts and the nature of any assets pledged to others as collateral or otherwise restricted by the Company.

Restricted Assets at December 31, 2013 (dollars in millions):

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease (5 minus 6))	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$471	$—	$—	$—	$471	$440	$31	$471	0.182%	0.188%
On deposit with states	7	—	—	—	7	7	—	7	0.003	0.003
Pledged as collateral not captured in other categories	113	—	—	—	113	150	(37)	113	0.044	0.045
Total restricted assets	$591	$—	$—	$—	$591	$597	$(6)	$591	0.229%	0.236%

Detail of assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted
	Current Year (in millions)								Percentage
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	$113	$—	$—	$—	$113	$92	$21	$113	0.044%	0.045%
Term Asset-Backed Securities Loan Facility	—	—	—	—	—	58	(58)	—	—	—
Total	$113	$—	$—	$—	$113	$150	$(37)	$113	0.044%	0.045%

Note 13 – derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s

B-58	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group. Additional information related to derivatives may also be found in Note 11, Disclosures about Fair Value of Financial Instruments.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, have been put in place with thirteen of the Company’s seventeen derivative OTC-bilateral counterparties. The CSA’s allow TIAA’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2013, TIAA held cash collateral of $8 million from its counterparties. The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2013, the Company pledged cash collateral or margin of $90 million and securities collateral or margin of $23 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2013 is $214 million for which the Company has posted collateral of $82 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss as of December 31, 2013, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $28 million. The net realized loss for the year ended December 31, 2013, from all foreign currency swap contracts was $28 million.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2013, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $2 million. The net realized loss for the year ended December 31, 2013, from all foreign currency forward contracts was $11 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2013, from interest rate swap contracts that do not qualify for hedge accounting treatment was $14 million. The net realized gain for the year ended December 31, 2013, from all interest rate swap contracts was $0.5 million.

Exchange Traded Interest Rate Futures: The Company enters into interest rate futures contracts as a hedge against the effect of interest rate fluctuations on certain fixed interest rate bonds. These contracts are designed as economic hedges and allow the

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-59

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Company to manage changes, due to interest rates, in the value of securities that it owns. This type of derivative instrument is exposed to market risk and is traded with regulated futures commission merchants who are members of a trading exchange. The interest rate futures contracts are initially carried at the amount of cash margin deposits outstanding, with subsequent changes in variation margin recognized in unrealized gains or unrealized losses. The net realized gain for the year ended December 31, 2013 from all interest rate futures contracts was $14 million.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2013, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $11 million. The net realized gain for the year ended December 31, 2013 from all purchased credit default swap contracts was $0.2 million.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net realized gain for the year ended December 31, 2013 from all written credit default swap contracts was $0.6 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. The Company has written contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 7 and 9 (DJ.NA.IG.7 and DJ.NA.IG.9, respectfully), whereby the Company is obligated to perform should the default rates of each index exceed 60%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2013 Impairment
DJ Investment Grade Index—Series 7 & 9
Super Senior Tranche 60%–100%	2–4 years	$2,574	0.24%	$15	—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2013 Impairment
Corporate	0–2 years	$636	0.85%	$5	$—
Corporate	2–5 years	40	1.00%	—	—
Corporate	5–8 years	35	4.43%	5	—
Sovereign	0–2 years	62	1.00%	1	—
Sovereign	2–5 years	80	1.00%	(1)	—
Total		$853		$10	$—

B-60	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

RSAT NAIC Designation	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
1 Highest Quality	Tranche	$2,574	$15	$2,717	$2,732
	Corporate	561	5	548	553
	Sovereign	55	—	54	54
	Subtotal	3,190	20	3,319	3,339
	Tranche	—	—	—	—
2 High Quality	Corporate	85	1	86	87
	Sovereign	77	(1)	71	70
	Subtotal	162	—	157	157
3 Medium Quality	Tranche	—	—	—	—
	Corporate	35	—	43	43
	Sovereign	10	—	10	10
	Subtotal	45	—	53	53
4 Low Quality	Tranche	—	—	—	—
	Corporate	30	5	30	35
	Sovereign	—	—	—	—
	Subtotal	30	5	30	35
Total		$3,427	$25	$3,559	$3,584

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2013			December 31, 2012
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$354	$34	$34	$759	$55	$56
	Liabilities	2,403	(268)	(291)	2,485	(292)	(322)
	Subtotal	2,757	(234)	(257)	3,244	(237)	(266)
Foreign Currency Forward Contracts	Assets	191	2	2	93	1	1
	Liabilities	331	(7)	(7)	184	(4)	(4)
	Subtotal	522	(5)	(5)	277	(3)	(3)
Interest Rate Swap Contracts	Assets	291	19	19	351	32	32
	Liabilities	55	(1)	(1)	—	—	—
	Subtotal	346	18	18	351	32	32
Credit Default Swap Contracts—RSAT	Assets	3,290	3	26	3,460	6	32
	Liabilities	137	(5)	(1)	112	(6)	(2)
	Subtotal	3,427	(2)	25	3,572	—	30
Credit Default Swap Contracts (Purchased Default Protection)	Assets	98	2	2	83	2	2
	Liabilities	1,418	(30)	(30)	1,743	(44)	(44)
	Subtotal	1,516	(28)	(28)	1,826	(42)	(42)
Total	Assets	4,224	60	83	4,746	96	123
	Liabilities	4,344	(311)	(330)	4,524	(346)	(372)
	Total	$8,568	$(251)	$(247)	$9,270	$(250)	$(249)

For the twelve months ended December 31, 2013, there were no impairments of derivative positions. For the twelve months ended December 31, 2013, the average fair value of derivatives used for other than hedging purposes, which is the derivative component of RSATs, was $27.9 million in assets.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-61

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Derivatives	$—	Derivatives	$1	Derivatives	$(98)	Derivatives	$(128)
Total Qualifying Hedge Relationships		—		1		(98)		(128)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Derivatives	19	Derivatives	32	Derivatives	(1)	Derivatives	—
Foreign Currency Swaps	Derivatives	34	Derivatives	55	Derivatives	(193)	Derivatives	(194)
Foreign Currency Forwards	Derivatives	2	Derivatives	1	Derivatives	(7)	Derivatives	(4)
Purchased Credit Default Swaps	Derivatives	2	Derivatives	2	Derivatives	(30)	Derivatives	(44)
Total Non-qualifying Hedge Relationships		57		90		(231)		(242)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Derivatives	26	Derivatives	32	Derivatives	(1)	Derivatives	(2)
Total Derivatives used for other than Hedging Purposes		26		32		(1)		(2)
Total Derivatives		$83		$123		$(330)		$(372)

The table below illustrates the Effect of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Effect of Derivative Instruments
	December 31, 2013		December 31, 2012
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(3)	Net Realized Capital Gain (Loss)	$(36)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(3)		(36)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	(25)	Net Realized Capital Gain (Loss)	(41)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	(11)	Net Realized Capital Gain (Loss)	7
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	(1)
Interest Rate Futures Contracts	Net Realized Capital Gain (Loss)	14	Net Realized Capital Gain (Loss)	—
Total Non-qualifying Hedge Relationships		(22)		(35)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	1	Net Realized Capital Gain (Loss)	10
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	1	Net Realized Capital Gain (Loss)	10
Total Derivatives		$(24)		$(61)

B-62	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Note 14 – separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to the Company’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

TIAA Stable Value is an insulated, non-unitized separate account and was established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Accounts support a flexible premium deferred fixed annuity contract that is intended initially to be offered to employer sponsored retirement plans.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2013 and 2012, the Company’s separate account statement included legally insulated assets of $22,348 million and $18,420 million, respectively. The assets legally insulated from the general account as of December 31, 2013 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$964	$—
TIAA Separate Account VA-3	4,128	—
TIAA Real Estate Account	17,023	—
TIAA Stable Value	233	—
Total	$22,348	$—

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.)

As of December 31, 2013 and 2012, the general account of the Company had a maximum guaranteed minimum death benefit for separate account liabilities of $0.4 million and $0.7 million, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charge.

For the year ended December 31, 2013, the general account of the Company had paid (received) $0.4 million towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding five years ending at December 31, are as follows (in millions):

2012	$0.4
2011	$0.1
2010	$0.5
2009	$2.1
2008	$3.4

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-63

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account cannot fund participant requests, the general account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account paid liquidity charges as follows for the past five (5) years (in millions):

2013	$30.5
2012	$31.4
2011	$23.7
2010	$13.1
2009	$12.1

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus purchased units in the Real Estate Separate Account for the past five (5) years (in millions):

2013	$—
2012	$—
2011	$—
2010	$—
2009	$1,058.7

During 2013, there was $325 million of accumulation units redeemed by the Real Estate Separate Account. As of December 31, 2013, there were no outstanding accumulation units.

The Company engages in securities lending transactions through its VA-1 Separate Account.

As of December 31, 2013 and 2012, the VA-1 Separate Account had loaned securities of $25.3 million and $15.9 million and collateral of $25.8 million and $16.1 million, respectively.

The Company’s VA-1 Separate Account may lend securities to qualified institutional borrowers to earn additional income. The VA-1 Separate Account receives collateral (in the form of cash, Treasury securities, or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by the VA-1 Separate Account will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The VA-1 Separate Account bears the market risk with respect to the collateral investment, securities loaned, and the risk that the counterparty may default on its obligations.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2013
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$121	$—	$3,415	$3,536
Reserves
For accounts with assets at:
Fair value	$—	$—	$21,975	$21,975
Amortized cost	228	—	—	228
Total reserves	$228	$—	$21,975	$22,203

By withdrawal characteristics:
Subject to discretionary withdrawal	$228	$—	$—	$228
At fair value	—	—	21,975	21,975
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$228	$—	$21,975	$22,203

B-64	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

	2012
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$92	$—	$2,545	$2,637
Reserves
For accounts with assets at:
Fair value	$—	$—	$17,777	$17,777
Amortized cost	113	—	—	113
Total reserves	$113	$—	$17,777	$17,890

By withdrawal characteristics:
Subject to discretionary withdrawal	$7	$—	$—	$7
At fair value	—	—	17,777	17,777
Not subject to discretionary withdrawal	106	—	—	106
Total reserves	$113	$—	$17,777	$17,890

	2011
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$38	$—	$2,655	$2,693
Reserves
For accounts with assets at:
Fair value	$—	$—	$14,615	$14,615
Amortized cost	67	—	—	67
Total reserves	$67	$—	$14,615	$14,682

By withdrawal characteristics:
Subject to discretionary withdrawal	$4	$—	$—	$4
At fair value	—	—	14,615	14,615
Not subject to discretionary withdrawal	63	—	—	63
Total reserves	$67	$—	$14,615	$14,682

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2013	2012	2011
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,852	$2,935	$3,121
Transfers from Separate Accounts	(1,973)	(1,417)	(1,463)
Net transfers (from) or to Separate Accounts	1,879	1,518	1,658

Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	—	3
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,879	$1,518	$1,661

Note 15 – management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its operating and investment subsidiaries and affiliates. The Company has allocated expenses of $1,719 million, $1,464 million and $1,252 million to its various subsidiaries and affiliates for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company FSB and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-65

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of the Company. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $967 million, $878 million and $870 million for the years ended December 31, 2013, 2012 and 2011, respectively, are not included in the statement of operations and had no effect on the Company’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. The Distribution and Administrative Services Agreement between REA and Services limits the work performed by Services to distribution activities with the Company assuming responsibility for all administrative activities. The Company and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2013	2012	2013	2012
CREF	$—	$11	$16	$—
Investment Management	—	1	3	—
TIAA-CREF Life	13	10	—	0.3
TPIS	4	5	—	—
Covariance	4	7	—	—
TIAA-CREF Alternative Advisors	4	—	—	—
Total	$25	$34	$19	$0.3

Note 16 – federal income taxes

By charter, the Company is a stock life insurance company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, the Company is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The Company has recorded current and deferred taxes in accordance with SSAP No. 101, Income Taxes – A Replacement of SSAP No. 10R and SSAP No. 10. The Company has exceeded the highest RBC threshold level which allows the Company to apply the smallest limitations to admit deferred tax assets under SSAP 101. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of available evidence the Company has recorded a valuation allowance of $9.8 million on foreign tax credit carryforwards as of December 31, 2013.

B-66	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2013			12/31/2012			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$11,491	$1,279	$12,770	$12,057	$1,472	$13,529	$(566)	$(193)	$(759)
b) Statutory Valuation Allowance Adjustments	10	—	10	8	—	8	2	—	2
c) Adjusted Gross Deferred Tax Assets (a–b)	11,481	1,279	12,760	12,049	1,472	13,521	(568)	(193)	(761)
d) Deferred Tax Assets Non-admitted	8,027	—	8,027	8,560	404	8,964	(533)	(404)	(937)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	3,454	1,279	4,733	3,489	1,068	4,557	(35)	211	176
f) Deferred Tax Liabilities	274	1,370	1,644	320	1,002	1,322	(46)	368	322
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$3,180	$(91)	$3,089	$3,169	$66	$3,235	$11	$(157)	$(146)

	12/31/2013			12/31/2012			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components Under SSAP No. 101 (in millions)
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 below)	$3,008	$81	$3,089	$3,169	$66	$3,235	$(161)	$15	$(146)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	$3,008	$81	$3,089	$3,169	$66	$3,235	$(161)	$15	$(146)
2. Adjusted Gross DTA Allowed per Limitation Threshold	xxx	xxx	$4,149	xxx	xxx	$3,897	xxx	xxx	$252
c) Adjusted Gross DTA (Excluding The Amount of DTA From (a) and (b) above) Offset by Gross DTL	$446	$1,198	$1,644	$320	$1,002	$1,322	$126	$196	$322
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,454	$1,279	$4,733	$3,489	$1,068	$4,557	$(35)	$211	$176

								2013	2012
								(dollars in millions)
Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount								1109%	1064%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In (b)2 Above								36,397	33,671

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-67

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	12/31/2013		12/31/2012		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies (dollars in millions):
Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, By Tax Character as a Percentage.
Adjusted Gross DTAs Amount From Note 9A1(c)	$11,481	$1,279	$12,049	$1,472	$(568)	$(193)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	1.0%	—	2.5%	—	(1.5)%	—
Net Admitted Adjusted Gross DTAs Amount From Note 9A1(e)	$3,454	$1,279	$3,489	$1,068	$(35)	$211
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	3.4%	—	8.6%	—	(5.2)%	—

TIAA does not have tax-planning strategies that include the use of reinsurance.

TIAA has no temporary differences for which deferred tax liabilities are not recognized.

Income taxes incurred consist of the following major components (in millions):

	12/31/2013	12/31/2012	Change
Current Income Tax:
Federal income tax expense (benefit)	$(307)	$(763)	$456
Foreign Taxes	5	—	5
Subtotal	$(302)	$(763)	$461
Federal income taxes expense (benefit) on net capital gains	701	(24)	725
Generation/(Utilization) of loss carry-forwards	(427)	776	(1,203)

Federal and foreign income taxes incurred	$(28)	$(11)	$(17)

Deferred Tax Assets:
Ordinary:
Policyholder reserves	$327	$348	$(21)
Investments	839	723	116
Deferred acquisition costs	27	28	(1)
Policyholder dividends accrual	678	649	29
Fixed assets	183	154	29
Compensation and benefits accrual	243	286	(43)
Receivables – non-admitted	117	36	81
Net operating loss carry-forward	1,682	2,136	(454)
Tax credit carry-forward	48	43	5
Other (including items < 5% of total ordinary tax assets	689	512	177
Intangible Assets – Business in Force and Software	6,658	7,142	(484)
Subtotal	$11,491	$12,057	$(566)
Statutory valuation allowance adjustment	10	8	2
Non-admitted	8,027	8,560	(533)
Admitted ordinary deferred tax assets	$3,454	$3,489	$(35)

Capital:
Investments	$1,198	$1,421	$(223)
Real estate	81	38	43
Other (including items < 5% of total capital tax assets	—	13	(13)
Subtotal	$1,279	$1,472	$(193)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	—	404	(404)
Admitted capital deferred tax assets	1,279	1,068	211
Admitted deferred tax assets	$4,733	$4,557	$176

B-68	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

	12/31/2013	12/31/2012	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$267	$317	$(50)
Other (including items < 5% of total ordinary tax liabilities)	7	3	4
Subtotal	$274	$320	$(46)
Capital:
Investments	1,370	1,002	368
Subtotal	$1,370	$1,002	$368
Deferred tax liabilities	$1,644	$1,322	$322

Net Admitted Deferred Tax:
Assets/Liabilities	$3,089	$3,235	$(146)

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) (in millions):

	12/31/2013	12/31/2012	Change
Total deferred tax assets	$12,770	$13,529	$(759)
Total deferred tax liabilities	(1,644)	(1,322)	(322)
Net deferred tax assets / liabilities	$11,126	$12,207	$(1,081)
Statutory valuation allowance (“SVA”) adjustment	(10)	(8)	(2)
Net deferred tax assets / liabilities after SVA	$11,116	$12,199	$(1,083)
Tax effect of unrealized gains/(losses)			378
Change in net deferred income tax (charge)/benefit from sources other than unrealized capital gains (losses)			$(705)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2013 are as follows (dollars in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$2,464	$862	35.00%
Dividends received deduction	37	13	0.52
Amortization of interest maintenance reserve	(145)	(51)	(2.07)
Meal disallowance, spousal travel, non-deductible lobbying, fines & penalties	4	1	0.06
Prior year true-ups	(410)	(144)	(5.82)
Non-admitted assets	(83)	(29)	(1.17)
Other	70	25	0.92
Total	$1,937	$677	27.44%

Federal and foreign income tax incurred expense (benefit)		$(28)	(1.14)%
Change in net deferred income tax charge (benefit)		1,083	43.93
Tax effect of unrealized capital gain		(378)	(15.35)
Total statutory income taxes		$677	27.44%

At December 31, 2013, the Company had net operating loss carry forwards expiring through the year 2027 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2001	$155	2016
2002	780	2017
2003	467	2018
2004	356	2019
2008	1,035	2023
2012	2,012	2027
Total	$4,805

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-69

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2013, the Company had no capital loss carry forwards.

At December 31, 2013, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$6	2015
2006	3	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	2	2020
2011	5	2021
2012	3	2022
Total	$25

At December 31, 2013, the Company had General Business Credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2004	$1	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
2011	1	2031
Total	$23

The Company did not incur federal income taxes expense for 2013 or preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes were $6 million and $(3) million at December 31, 2013 and 2012, respectively.

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Asset Management LLC*

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) TCT Holdings, Inc.

8) Teachers Advisors, Inc.

9) Teachers Personal Investors Service, Inc.

10) T-Investment Properties Corp.

11) TIAA-CREF Tuition Financing, Inc.

12) TIAA-CREF Trust Company, FSB

13) 730 Texas Forest Holdings, Inc.

14) TIAA Global Markets, Inc.

15) T-C Sports Co., Inc.

16) TIAA Board of Overseers

17) TIAA Park Evanston, Inc.

18) Oleum Holding Company, Inc.

19) Covariance Capital Management, Inc.

20) Westchester Group Investment Management, Inc.

21) Westchester Group Investment Management Holding Company, Inc.

22) Westchester Group Asset Management, Inc.

B-70	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

23) Westchester Group Farm Management, Inc.

24) Westchester Group Real Estate, Inc.

25) GreenWood Resources, Inc.

*	TIAA-CREF Asset Management, Inc. converted from a corporation to an LLC effective December 31, 2013.

The Company has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R—Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101 and there is no reasonable possibility that the total liability will significantly increase within 12 months of the reporting date.

The IRS examination for tax years 2007, 2008, and 2009 federal income tax returns is currently in process.

Note 17 – pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $38 million, $36 million and $33 million for the years ended December 31, 2013, 2012 and 2011, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	2013	2012	2011
Change in benefit obligation:
Benefit obligation at beginning of year	$167	$155	$130
Service cost	1	10	7
Interest cost	7	6	7
Actuarial gain (loss)	(34)	4	17
Benefits paid	(7)	(8)	(6)
Plan amendments	22	—	—
Benefit obligation at end of year	$156	$167	$155

Change in plan assets
Employer contribution	$7	$8	$6
Benefits paid	(7)	(8)	(6)
Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Unamortized prior service cost	$—	$(1)	$(1)
Unrecognized net loss	—	41	37
Accrued liabilities	145	127	119
Liabilities for postretirement benefits	11	—	—
Unfunded accumulated benefit obligation—vested employees	$156	$167	$155

Accumulated benefit obligation—non-vested employees	$—	$23	$32

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $12 million, $8 million and $7 million for 2013, 2012 and 2011, respectively.

The net periodic postretirement benefit cost for the years ended December 31, includes the following components (in millions):

	Post-retirement Benefits
	2013	2012	2011
Components of net periodic benefit cost:
Service cost	$1	$10	$7
Interest cost	7	6	7
Amount of recognized gains and losses	3	1	—
Amount of prior service cost recognized	14	—	—
Total net periodic benefit cost	$25	$17	$14

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-71

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The assumptions used at December 31 by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	2013	2012	2011
Weighted-average assumptions used to determine net periodic benefit cost as of December 31,
Weighted-average discount rate	4.00%	4.50%	5.25%
Rate of compensation increase	N/A	N/A	N/A
Weighted-average assumptions used to determine projected benefit obligations as of December 31,
Weighted-average discount rate	4.75%	4.00%	4.50%
Rate of compensation increase	N/A	N/A	N/A

For measurement purposes, an 8.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2014. The rate was assumed to decrease gradually to 6.57% for 2045 and remain at that level thereafter.

A measurement date of December 31, 2013 was used to determine the above.

The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants’ contributions adjusted annually; the life insurance plans are noncontributory. Postretirement life insurance is offered only to those who retired prior to 2011. Company subsidies for the postretirement health care plans are offered to any who qualify for eligibility prior to 2015, after which newly qualifying retirees will pay the full cost of the health care plans. The accounting for health care plans anticipates future cost-sharing changes to the written plan consistent with the Company’s express intent to reflect general health care trend rates in the employee premiums. For postretirement medical, this is consistent with pre-65 trend rate assumptions of 8.50% for 2014 gradually scaling down to 6.57% in 2045. For post-65 medical care, this is consistent with a trend rate assumption of 8.00% in 2014 scaling down to 6.33% in 2045.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2013	2012	2011
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$19	$23	$19
Change in service cost and interest cost	$1	$3	$2
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(16)	$(19)	$(16)
Change in service cost and interest cost	$(1)	$(2)	$(2)

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The Plan was curtailed on July 31, 2007.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years.

The accumulated benefit obligation totaled $41 million and $48 million as of December 31, 2013 and 2012, respectively. The Company had accrued pension cost of $39 million and $41 million and had an additional minimum liability accrued of $0 and $6 million as of December 31, 2013 and 2012, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2013 or 2012.

The plan obligations were determined based upon a discount rate of 3.92%.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

B-72	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Future benefits expected to be paid by the SERP are as follows (in millions):

2014	$4
2015	$4
2016	$4
2017	$4
2018	$3
Thereafter	$15

The Company does not have any regulatory contribution requirements for 2013.

Impact of Medicare Modernization Act on Postretirement Benefits

The Company expects to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) signed into law in December of 2003. The Act includes the following two new features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation (“APBO”) and net periodic postretirement cost for the plan.

•	A federal subsidy (based on 28% of an individual beneficiary’s annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D, and

•	The opportunity for a retiree to obtain a prescription drug benefit under Medicare.

For the year ended December 31, 2013, the effect of the Act was a $5 million reduction in the Company’s net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also effected the net postretirement benefit cost by decreasing the 2013 service cost by $0.6 million and decreased the 2013 interest cost by $1 million.

Estimated Future Benefit Payments

The following benefit payments are expected to be paid and received relating to the Act (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2014	$7
2015	$7
2016	$8
2017	$8
2018	$9
Thereafter	$49
Medicare Part D Subsidy Receipts
2014	$1
2015	$1
2016	$1
2017	$1
2018	$1
Thereafter	$5

Note 18 – policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 93% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 4 years.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-73

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$21,975	$21,975	10.6%
Total with adjustment or at fair value	$—	$—	$21,975	$21,975	10.6%
At book value without adjustment (minimal or no charge or adjustment)	46,189	228	—	46,417	22.4%
Not subject to discretionary withdrawal	138,650	—	—	138,650	67.0%
Total (gross)	$184,839	$228	$21,975	$207,042	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$184,839	$228	$21,975	$207,042

	2012
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$17,777	$17,777	9.0%
Total with adjustment or at fair value	$—	$—	$17,777	$17,777	9.0%
At book value without adjustment (minimal or no charge or adjustment)	43,152	7	—	43,159	21.9%
Not subject to discretionary withdrawal	135,846	106	—	135,952	69.1%
Total (gross)	$178,998	$113	$17,777	$196,888	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$178,998	$113	$17,777	$196,888

Annuity reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2013	2012
General Account Annual Statement:
Total annuities (excluding supplementary contracts with life contingencies)	$180,517	$175,041
Supplementary contracts with life contingencies	3,469	3,192
Deposit-type contract funds	853	765
Subtotal	184,839	178,998

Separate Accounts Annual Statement:
Annuities	22,029	17,750
Supplementary contracts with life contingencies	167	135
Deposit-type contract funds	7	5
Subtotal	22,203	17,890
Total	$207,042	$196,888

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent and term insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

B-74	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2013, and $0.2 million at December 31, 2012. As of December 31, 2013 and 2012, the Company had $530.2 million and $568.6 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $2.4 million and $2.8 million at December 31, 2013 and 2012, respectively.

Note 19 – reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011.

At December 31, the financial impact related to these assumed coinsurance agreements were (in millions):

2011
(Decrease) Increase in policy and contract reserves	$(17)
Aggregated assumed premiums	$(204)
Modified coinsurance reserves	$—

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2013	2012	2011
Insurance and annuity premiums	$15	$14	$14
Policy and contract benefits	$51	$55	$59
Increase in policy and contract reserves	$25	$20	$36
Reserves for life and health insurance	$429	$454	$474

Note 20 – repurchase program

Repurchase Program

During 2011, the Company commenced a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. The Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

As of December 31, 2013, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $471 million and $490 million, respectively. The securities pledged as collateral have a maturity of 17 years and an interest rate of 5.375%. The pledged securities are included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

The Company received cash collateral of $500 million, which is in excess of the $490 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2013.

The Company’s source of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. The repurchase agreements outstanding at December 31, 2013 matured and were fully settled during January 2014.

As of December 31, 2012, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $440 million and $494 million, respectively. The securities pledged as collateral had a maturity of 8 years and an interest rate of 3.13%. The pledged securities were included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

The Company received cash collateral of $500 million, which is in excess of the $494 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2012.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-75

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 21 – capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2013	2012
Net unrealized capital gains	$1,193	$490
Change in asset valuation reserve	$(1,209)	$(599)
Change in net deferred federal income tax	$(1,083)	$(1,119)
Change in non-admitted assets	$846	$1,305
Change in surplus of separate account	$(18)	$64
Prior year surplus	$—	$(5)
Change in post-retirement benefit liability	$(11)	$—

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2013, interest of $137 million was paid and since issuance $548 million has been paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

No affiliates of the Company hold any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

B-76	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Note 22 – contingencies and guarantees

Subsidiary and Affiliate Guarantees:

At December 31, 2013, the Company was obligor under the following guarantees, indemnities and support obligations:

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	Currently the capital of TIAA-CREF Trust Company is adequate.
Financial support agreement with TIAA-CREF Life Insurance Company to have (i) capital and surplus of $250.0 million; (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC RBC model; or (iii) such other amounts as necessary to maintain TIAA-CREF Life’s financial strength rating the same or better than the Company’s rating at all times.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	At December 31, 2013, the
capital and surplus of TIAA-
CREF Life Insurance
Company was in excess of
the minimum capital and
surplus amount referenced,
and its total adjusted
capital was in excess of the
referenced RBC-based
amount calculated at
December 31, 2013.

The Company has agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

The Company provides a $100.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 14, 2014. As of December 31, 2013, $30.0 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 9.0 basis points on the unused committed amount. During the period ending December 31, 2013, 85 draw-downs totaling $228.5 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2013.

The Company also provides a $1.0 billion uncommitted line of credit to certain accounts of College Retirement Equities Fund (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility maintained with a group of banks.

TIAA Global Markets, Inc. Dissolution: Through December 16, 2013, the Company conducted investing through TIAA Global Markets, Inc. (“TGM”), a direct wholly-owned subsidiary of the Company established in 2002 for the purpose of issuing debt investments guaranteed by the Company and investing the proceeds in permissible investments in compliance with the investment guidelines approved by the TGM Board of Directors and by the Company. Other than its investment portfolio, TGM had no significant assets. TGM was dissolved on December 16, 2013, and TGM’s investment portfolio was transferred to the Company. TGM was in a deficit position at the time of dissolution due to unfavorable declines in the market value of its investment portfolio. The carrying value of the Company’s investment in TGM at the time of dissolution and at December 31, 2012, was negative $0.1 billion. Upon dissolution of TGM, the Company recognized a capital loss of $0.1 billion due to the un-winding of the TGM equity common stock and the extinguishment of the line of credit to TGM, which was in excess of the TGM investment portfolio balance transferred to the Company.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-77

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Under the Liquidity Guarantee agreement with the REA, on December 24, 2008, the TIAA general account purchased $156 million of accumulation units (measured based on the cost of such units) issued by REA. In 2009, the TIAA general account further purchased $1,059 million of accumulation units. The Company made no additional purchases in 2011 or 2012. During 2013, the Company redeemed the remaining accumulation units for $325 million. As of December 31, 2013 there were no outstanding liquidity units.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2013, the future minimum lease payments are estimated as follows (in millions):

Year	2014	2015	2016	2017	2018	Thereafter	Total
Amount	$37	$33	$30	$22	$21	$15	$158

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2013, 2012 and 2011 was approximately $37 million, $37 million and $34 million, respectively.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Death Claim Notification and Unclaimed Property Practices. Throughout the U.S. insurance industry, there have been multiple state actions addressing insurer practices regarding death claim notification and escheatment of unclaimed property as they pertain to life insurance, annuities and retained asset accounts.

On June 6, 2013, the Company reached a Global Resolution Agreement resolving any potential claims arising out of a multistate unclaimed property exam conducted by Texas, California, Massachusetts and 26 other states. The Company was notified that the Agreement became effective July 12, 2013.

On June 24, 2013, the Company participated in a multi-state settlement with insurance regulators that will result in the implementation of new business practices related to the payment of life insurance benefits. The Agreement became effective July 9, 2013. Forty-seven states, the District of Columbia, Guam and Puerto Rico have signed on to the Agreement. The settlement included a $6.0 million examination payment made by the Company for the costs incurred by the departments associated with the examination.

B-78	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Note 23 – borrowed money

Effective March 2009, the Company was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY lent an amount equal to the market value of the ABS less a haircut and were secured at all times by the ABS. Loan proceeds were disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2013, the Company had fully settled all such loans with the FRBNY.

Note 24 – subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 14, 2014, the date the financial statements were available to be issued.

On April 1, 2014, the Company and Henderson Global Investors (“Henderson”), one of Europe’s largest investment managers, launched a new global real estate investment management company, TIAA Henderson Real Estate, Ltd (“THRE”). THRE will offer clients expanded investment opportunities in the global real estate market and as of April 1, 2014 manages $22.6 billion of real estate and real estate related assets.

The Company will hold a 60% interest and Henderson a 40% interest in THRE. In a related transaction, the Company will acquire Henderson’s North American real estate business which manages $2.6 billion of real estate assets and real estate related assets.

On April 14, 2014, the Company announced that it had entered into an agreement with Windy City Investments Inc., an entity managed and controlled by Madison Dearborn Partners LLC to acquire Nuveen Investments Inc. (“Nuveen”). The closing of this acquisition is subject to certain customary closing conditions including regulatory approvals and client consents and, if consummated, the Company will indirectly acquire all of the common stock of Nuveen. Nuveen and its affiliates provide investment management and related services to retail and institutional investors, and at December 31, 2013, had approximately $220.5 billion of assets under management. The pending acquisition of Nuveen and its affiliates supports the Company’s strategy of further diversifying and enhancing the breadth of its asset management platform and is expected to expand the products and services available to the Company’s customers.

The acquisition is expected to be completed and formally close before the end of 2014, and the aggregate purchase price, including the assumption of certain aspects of Nuveen’s outstanding debt, will be approximately $6.25 billion. In accordance with statutory accounting principles, the transaction is expected to be recorded as an admitted asset on the Statement of Admitted Assets, Liabilities and Capital and Contingency Reserves upon the closing of the acquisition.

Note 25 – securities with a recognized other-than-temporary impairment

The following table represents loan-backed and structured securities with an other-than-temporary impairment recognized in 2013 and is currently held by the Company at December 31, 2013 where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
126378AG3	$6,895,836	$6,701,467		$(194,369)	$6,701,467	$7,635,787	12/31/2013
126378AH1	7,609,285	7,398,072		(211,213)	7,398,072	8,367,009	12/31/2013
17307GVK1	10,080,967	9,917,353		(163,614)	9,917,353	9,859,510	12/31/2013
21075WCJ2	448,251	421,270		(26,981)	421,270	485,842	12/31/2013
294751BQ4	1,027,544	1,022,810		(4,734)	1,022,810	828,063	12/31/2013
294751BY7	1,936,860	1,710,611		(226,249)	1,710,611	1,777,063	12/31/2013
61752JAF7	6,998,007	6,809,616		(188,391)	6,809,616	7,216,646	12/31/2013
76110WVT0	287,281	209,552		(77,729)	209,552	168,112	12/31/2013
059497AB3	1,390,549	727,166		(663,383)	727,166	1,525,000	12/31/2013
059497AC1	958,372	891,776		(66,596)	891,776	850,000	12/31/2013
059497BB2	9,402,770	7,700,629		(1,702,141)	7,700,629	6,966,671	12/31/2013
059497BC0	1,418,734	1,379,445		(39,289)	1,379,445	3,312,500	12/31/2013
05950XAJ5	19,671,179	18,913,642		(757,537)	18,913,642	17,299,590	12/31/2013
059511AK1	984,472	—	*	(984,472)	—	2,309,992	12/31/2013
07387MAN9	2,980,205	2,291,073		(689,131)	2,291,073	2,186,376	12/31/2013
20173MAL4	4,146,557	3,460,451		(686,107)	3,460,451	3,770,349	12/31/2013

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-79

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
22540A6P8	$2,366,579	$2,353,514		$(13,064)	$2,353,514	$1,471,050	12/31/2013
22545DAH0	20,546,353	20,265,314		(281,039)	20,265,314	16,952,048	12/31/2013
36159XAJ9	14,086,172	11,747,488		(2,338,684)	11,747,488	12,127,562	12/31/2013
361849R53	1,685,091	1,162,578		(522,513)	1,162,578	3,068,264	12/31/2013
362332AM0	193,852	—	*	(193,852)	—	1,700,000	12/31/2013
42332QAL7	3,107,768	2,994,954		(112,815)	2,994,954	2,598,280	12/31/2013
46625MKP3	8,822,765	8,698,018		(124,747)	8,698,018	5,892,739	12/31/2013
46625MZG7	3,770,134	2,558,663		(1,211,471)	2,558,663	5,176,500	12/31/2013
46628FAQ4	9,267,853	9,064,551		(203,303)	9,064,551	7,072,073	12/31/2013
46628FAR2	1,130,426	479,041		(651,385)	479,041	2,197,129	12/31/2013
46630JAQ2	7,682,041	2,266,986		(5,415,055)	2,266,986	7,500,000	12/31/2013
46630VAL6	9,167,737	8,166,173		(1,001,564)	8,166,173	7,664,071	12/31/2013
52108HF82	5,521,562	5,271,816		(249,746)	5,271,816	5,937,171	12/31/2013
59023BAK0	9,940,585	2,645,555		(7,295,030)	2,645,555	8,211,680	12/31/2013
617451CA5	13,956	4,632		(9,324)	4,632	3,624,710	12/31/2013
61745M2Q5	10,009,376	9,295,421		(713,955)	9,295,421	6,024,893	12/31/2013
61754JAM0	4,906,538	3,789,184		(1,117,354)	3,789,184	3,758,341	12/31/2013
92976BBU5	9,959,593	9,767,501		(192,092)	9,767,501	9,270,723	12/31/2013
36157LC*7	356,527	—	[1]	(177,202)	179,325	179,325	12/31/2013
12566RAG6	21,694,258	21,499,044		(195,214)	21,499,044	23,373,779	12/31/2013
57643MMH4	9,476,520	9,434,787		(41,733)	9,434,787	9,956,630	12/31/2013
32051GFL4	10,964,189	10,886,087		(78,102)	10,886,087	12,076,605	12/31/2013
94983PAA6	41,068	30,826		(10,243)	30,826	49,645	12/31/2013
03762AAB5	7,292,162	4,595,260		(2,696,902)	4,595,260	5,052,000	9/30/2013
059497AB3	1,905,154	1,809,862		(95,292)	1,809,862	1,487,500	9/30/2013
059497BB2	10,007,266	9,445,816		(561,450)	9,445,816	7,495,280	9/30/2013
059497BC0	2,686,596	1,681,250		(1,005,346)	1,681,250	4,276,340	9/30/2013
05950EAP3	531,578	154,147		(377,431)	154,147	1,575,000	9/30/2013
05952AAQ7	2,441,981	2,434,292		(7,690)	2,434,292	2,507,733	9/30/2013
07387BEN9	158,508	—	[1]	(4,171)	154,336	154,336	9/30/2013
07387BEP4	173,588	—	[1]	(5,786)	167,801	167,801	9/30/2013
126378AG3	8,162,830	7,119,457		(1,043,373)	7,119,457	8,277,516	9/30/2013
126378AH1	9,031,401	7,854,961		(1,176,440)	7,854,961	9,068,011	9/30/2013
12667FYZ2	1,798,322	208,811		(1,589,510)	208,811	1,015,233	9/30/2013
17307GVK1	10,132,034	10,047,465		(84,570)	10,047,465	9,920,233	9/30/2013
17310MAL4	334,427	327,427		(7,001)	327,427	2,170,419	9/30/2013
20173MAL4	4,919,541	4,158,253		(761,288)	4,158,253	3,516,265	9/30/2013
20173QAH4	26,457,668	26,269,505		(188,163)	26,269,505	25,238,820	9/30/2013
21075WBA2	992,016	723,237		(268,779)	723,237	1,297,213	9/30/2013
21075WCJ2	530,531	467,558		(62,973)	467,558	496,745	9/30/2013
22541Q4M1	5,510,861	5,033,221		(477,639)	5,033,221	3,751,966	9/30/2013
22545DAH0	20,683,735	20,576,851		(106,885)	20,576,851	16,214,242	9/30/2013
226081AC1	4,300,834	—	[1]	(2,664,910)	1,635,925	1,635,925	9/30/2013
22608SAD0	2,925,719	2,907,145		(18,573)	2,907,145	1,898,817	9/30/2013
294751BQ4	1,090,443	1,033,415		(57,028)	1,033,415	576,113	9/30/2013
36159XAJ9	14,621,280	14,401,400		(219,880)	14,401,400	12,426,693	9/30/2013
361849R53	2,024,698	1,745,693		(279,005)	1,745,693	3,002,829	9/30/2013
36228CWB5	17,336,987	13,291,015		(4,045,972)	13,291,015	18,532,306	9/30/2013
3622ECAH9	3,205,279	2,610,402		(594,877)	2,610,402	2,554,992	9/30/2013
362332AM0	218,606	193,852		(24,754)	193,852	1,700,000	9/30/2013
362375AD9	10,030,288	9,555,845		(474,443)	9,555,845	8,703,172	9/30/2013
36828QSC1	14,618,001	7,606,769		(7,011,233)	7,606,769	8,091,816	9/30/2013
46625MKP3	9,986,000	8,822,765		(1,163,235)	8,822,765	5,792,879	9/30/2013
46628FAR2	3,663,459	1,130,426		(2,533,033)	1,130,426	2,711,065	9/30/2013
46630JAQ2	9,807,609	8,483,865		(1,323,744)	8,483,865	11,844,366	9/30/2013
46630VAL6	9,225,352	9,180,917		(44,435)	9,180,917	7,219,240	9/30/2013

B-80	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46631BAK1	$19,938,617	$17,045,219		$(2,893,397)	$17,045,219	$18,865,848	9/30/2013
525221DF1	18,285,924	17,906,830		(379,094)	17,906,830	18,327,797	9/30/2013
55312TAG8	11,097,119	10,742,150		(354,969)	10,742,150	12,652,642	9/30/2013
55312TAH6	307,935	—	*	(307,935)	—	2,800,000	9/30/2013
576434JM7	2,661,673	1,702,351		(959,322)	1,702,351	2,443,186	9/30/2013
59022HFF4	5,000,000	2,597,923		(2,402,077)	2,597,923	2,236,615	9/30/2013
59022KAH8	8,568,784	7,216,192		(1,352,591)	7,216,192	9,007,582	9/30/2013
59023BAK0	12,550,693	9,993,350		(2,557,343)	9,993,350	8,409,056	9/30/2013
617451CA5	276,688	82,625		(194,063)	82,625	3,271,876	9/30/2013
61745MTQ6	3,610,964	3,575,474		(35,490)	3,575,474	4,657,758	9/30/2013
61752JAF7	7,356,381	7,136,365		(220,015)	7,136,365	7,396,918	9/30/2013
61754KAH8	16,820,518	16,195,314		(625,204)	16,195,314	22,443,837	9/30/2013
75971EAF3	312,658	300,241		(12,417)	300,241	294,309	9/30/2013
759950GW2	8,897,738	8,467,127		(430,611)	8,467,127	7,848,852	9/30/2013
87222PAE3	14,673,599	13,892,146		(781,453)	13,892,146	18,451,470	9/30/2013
87246AAP3	2,523,033	2,142,851		(380,182)	2,142,851	7,564,132	9/30/2013
92978QAJ6	18,162,970	18,146,642		(16,327)	18,146,642	23,987,794	9/30/2013
03762AAB5	8,338,722	7,367,731		(970,991)	7,367,731	4,440,000	6/30/2013
03762AAD1	649,840	—	*	(649,840)	—	959,100	6/30/2013
03762CAE5	5,257,773	4,270,842		(986,931)	4,270,842	6,126,000	6/30/2013
059497AB3	4,279,850	1,905,154		(2,374,696)	1,905,154	1,650,000	6/30/2013
059497BC0	10,009,383	2,686,596		(7,322,787)	2,686,596	4,332,633	6/30/2013
05950XAJ5	19,735,899	19,695,690		(40,209)	19,695,690	18,424,000	6/30/2013
20173MAL4	4,978,716	4,921,120		(57,596)	4,921,120	3,239,000	6/30/2013
20173MAN0	1,929,292	1,703,760		(225,532)	1,703,760	5,600,000	6/30/2013
20173QAH4	27,134,235	26,432,590		(701,645)	26,432,590	24,228,000	6/30/2013
22540A6P8	3,310,697	2,619,255		(691,442)	2,619,255	1,471,050	6/30/2013
22541SWQ7	3,736,312	3,515,726		(220,586)	3,515,726	3,733,100	6/30/2013
22608SAD0	2,968,143	2,909,408		(58,735)	2,909,408	1,883,271	6/30/2013
361849R53	5,382,446	2,022,769		(3,359,677)	2,022,769	2,500,937	6/30/2013
361849R61	4,540	—	*	(4,540)	—	1,848,200	6/30/2013
36228CWB5	21,540,995	17,525,110		(4,015,885)	17,525,110	17,359,958	6/30/2013
36228CYQ0	13,216,618	12,258,524		(958,094)	12,258,524	11,671,107	6/30/2013
362332AM0	516,003	358,834		(157,169)	358,834	1,390,000	6/30/2013
46625MKS7	228,900	—	*	(228,900)	—	8,719	6/30/2013
46625MZG7	4,230,360	3,887,880		(342,480)	3,887,880	5,916,000	6/30/2013
46625YNV1	16,936,966	11,021,702		(5,915,264)	11,021,702	6,393,263	6/30/2013
46628FAR2	3,914,589	3,673,848		(240,741)	3,673,848	3,068,898	6/30/2013
46629PAG3	321,419	—	*	(321,419)	—	1,094,800	6/30/2013
46630JAQ2	10,982,023	9,807,609		(1,174,414)	9,807,609	15,206,157	6/30/2013
59022KAH8	11,864,981	8,618,401		(3,246,580)	8,618,401	8,518,284	6/30/2013
59023BAK0	14,467,633	12,564,485		(1,903,148)	12,564,485	9,213,032	6/30/2013
60687UAM9	36,502	15,336		(21,166)	15,336	1,754,460	6/30/2013
617451FS3	6,638,233	6,611,634		(26,599)	6,611,634	4,269,158	6/30/2013
87246AAP3	5,899,533	2,796,314		(3,103,219)	2,796,314	7,303,544	6/30/2013
92978QAJ6	35,430	30,603		(4,827)	30,603	92,500	6/30/2013
21075WBA2	1,064,570	1,011,868		(52,702)	1,011,868	1,188,955	6/30/2013
02660TFM0	8,245,679	8,095,622		(150,057)	8,095,622	8,166,000	6/30/2013
525221CM7	20,970,912	20,280,723		(690,189)	20,280,723	15,758,109	6/30/2013
3622ECAH9	3,411,431	3,253,149		(158,282)	3,253,149	2,879,721	6/30/2013
21075WCJ2	575,285	546,957		(28,328)	546,957	503,783	6/30/2013
05948KB65	7,771,739	7,635,508		(136,231)	7,635,508	8,420,052	6/30/2013
12669D5V6	2,393,410	2,387,914		(5,496)	2,387,914	1,706,940	6/30/2013
16162WNB1	18,363,093	18,210,499		(152,594)	18,210,499	20,045,056	6/30/2013
36185NA91	573,046	510,381		(62,665)	510,381	540,860	6/30/2013
36185NE63	736,902	675,430		(61,472)	675,430	683,579	6/30/2013

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-81

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
36185NW55	$950,984	$848,445		$(102,539)	$848,445	$955,732	6/30/2013
576434JM7	2,841,082	2,796,722		(44,360)	2,796,722	2,510,884	6/30/2013
7609856L0	2,417,982	2,132,069		(285,913)	2,132,069	1,676,888	6/30/2013
07387BEK5	2,463,835	—	[1]	(1,483,450)	980,385	980,385	6/30/2013
07387BEN9	171,227	—	[1]	(12,719)	158,508	158,508	6/30/2013
07387BEP4	248,202	—	[1]	(74,614)	173,588	173,588	6/30/2013
226081AC1	4,226,864	—	[1]	(207,393)	4,019,471	4,019,471	6/30/2013
52108RBZ4	9,287,200	—	[1]	(69,410)	9,217,790	9,217,790	6/30/2013
92976VAP3	7,078,572	—	[1]	(326,208)	6,752,364	6,752,364	6/30/2013
576434JM7	3,183,523	2,998,686		(184,837)	2,998,686	2,868,540	3/31/2013
36185NW55	1,024,734	1,002,456		(22,278)	1,002,456	924,795	3/31/2013
12669GCP4	37,429,141	36,760,621		(668,520)	36,760,621	39,159,515	3/31/2013
76110HJ91	12,198,658	12,137,478		(61,180)	12,137,478	11,610,349	3/31/2013
32051GUQ6	20,577,578	20,568,937		(8,641)	20,568,937	21,240,119	3/31/2013
32051G2J3	23,069,095	22,995,519		(73,576)	22,995,519	24,492,987	3/31/2013
46628YBP4	12,605,005	12,496,749		(108,256)	12,496,749	13,358,910	3/31/2013
94984JAE1	43,585,337	43,451,715		(133,622)	43,451,715	45,324,094	3/31/2013
05950RAK5	25,561,655	25,554,521		(7,134)	25,554,521	26,395,439	3/31/2013
32052RAM2	12,666,734	12,639,580		(27,155)	12,639,580	13,365,785	3/31/2013
3622MPBE7	44,605,589	44,150,555		(455,034)	44,150,555	45,352,600	3/31/2013
12544LAK7	22,479,811	22,467,786		(12,024)	22,467,786	24,145,795	3/31/2013
36185MEG3	12,563,787	12,550,881		(12,906)	12,550,881	13,187,414	3/31/2013
126694RG5	9,464,338	9,087,515		(376,823)	9,087,515	10,081,814	3/31/2013
31393YY41	14,248,702	12,352,398		(1,896,303)	12,352,398	8,400,703	3/31/2013
94984HAC9	7,529,824	6,825,422		(704,402)	6,825,422	7,509,767	3/31/2013
21075WBA2	1,219,613	1,094,237		(125,376)	1,094,237	1,408,176	3/31/2013
02660TFM0	8,432,734	8,265,872		(166,862)	8,265,872	7,678,830	3/31/2013
362375AD9	10,855,234	10,699,057		(156,178)	10,699,057	10,322,495	3/31/2013
3622ECAH9	3,485,363	3,458,080		(27,283)	3,458,080	3,148,250	3/31/2013
21075WCJ2	588,765	582,860		(5,905)	582,860	517,380	3/31/2013
74438WAL0	3,332,570	3,221,758		(110,812)	3,221,758	3,178,621	3/31/2013
74438WAM8	1,128,540	—*		(1,128,540)	—	489,866	3/31/2013
46625MKS7	374,704	274,841		(99,863)	274,841	388,193	3/31/2013
22608SAD0	2,974,732	2,886,946		(87,786)	2,886,946	1,859,391	3/31/2013
22540A6P8	4,203,000	3,310,697		(892,303)	3,310,697	2,521,800	3/31/2013
22541SWQ7	7,000,000	3,736,312		(3,263,688)	3,736,312	3,187,144	3/31/2013
61745MX40	327,954	—*		(327,954)	—	1,876,540	3/31/2013
36828QLB0	3,486,452	3,003,093		(483,359)	3,003,093	3,037,534	3/31/2013
225458DT2	2,445,219	2,385,174		(60,045)	2,385,174	1,017,302	3/31/2013
36228CWB5	22,058,493	21,677,018		(381,475)	21,677,018	17,624,712	3/31/2013
36170UCQ2	32,377,133	30,951,060		(1,426,073)	30,951,060	18,437,500	3/31/2013
07387BAT0	3,811,004	3,588,951		(222,053)	3,588,951	2,036,705	3/31/2013
92976BBU5	10,118,627	10,051,716		(66,911)	10,051,716	7,629,795	3/31/2013
05947U4P0	2,743,340	2,618,721		(124,620)	2,618,721	2,083,373	3/31/2013
361849R61	218,575	4,540		(214,035)	4,540	1,866,496	3/31/2013
36228CYQ0	13,857,246	13,833,600		(23,647)	13,833,600	9,397,198	3/31/2013
46628FAR2	4,737,810	3,926,762		(811,048)	3,926,762	2,863,727	3/31/2013
059500AG3	16,739,244	16,493,763		(245,482)	16,493,763	16,629,875	3/31/2013
05950WAP3	3,427,212	3,272,309		(154,903)	3,272,309	4,668,899	3/31/2013
61751NAN2	1,633,127	1,529,638		(103,489)	1,529,638	2,464,983	3/31/2013
059497AB3	6,956,803	4,425,984		(2,530,819)	4,425,984	2,283,573	3/31/2013
03762CAE5	5,710,584	5,503,164		(207,420)	5,503,164	6,100,000	3/31/2013
36159XAJ9	14,972,731	14,480,570		(492,161)	14,480,570	11,927,926	3/31/2013
61754KAH8	19,817,680	17,360,507		(2,457,173)	17,360,507	17,537,137	3/31/2013
059511AK1	1,437,174	1,057,464		(379,710)	1,057,464	1,367,634	3/31/2013
46630VAP7	206,924	136,752		(70,172)	136,752	600,000	3/31/2013

B-82	Statement of Additional Information ■ TIAA Separate Account VA-1

concluded

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46630VAL6	$9,319,682	$9,250,087		$(69,595)	$9,250,087	$6,851,698	3/31/2013
07388YAW2	4,077,562	166,319		(3,911,243)	166,319	1,596,701	3/31/2013
46631BAK1	20,346,714	20,013,853		(332,862)	20,013,853	17,281,096	3/31/2013
59023BAK0	14,890,639	14,459,298		(431,341)	14,459,298	8,662,218	3/31/2013
05952AAQ7	2,607,686	2,421,076		(186,611)	2,421,076	1,433,028	3/31/2013
46629PAG3	399,052	355,049		(44,003)	355,049	2,081,937	3/31/2013
226081AC1	4,154,166	—	[1]	(203,826)	3,950,340	3,950,340	3/31/2013
07387BEP4	282,971	—	[1]	(34,768)	248,202	248,202	3/31/2013
07387BEN9	600,049	—	[1]	(428,822)	171,227	171,227	3/31/2013
92976VAP3	7,197,643	—	[1]	(119,072)	7,078,572	7,078,572	3/31/2013
92977RAJ5	3,159,042	—	[1]	(137,052)	3,021,990	3,021,990	3/31/2013
Total				$(144,638,490)

[1]	Impairments based on Fair Value
*	Securities identified as having a net present value of $0

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-83

Appendix A: TIAA-CREF policy statement on corporate governance

I. Introduction

Purpose and applicability of policy statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly traded operating companies and may not be directly applicable to open-end investment companies or privately held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why we focus on corporate governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options-back dating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

II. TIAA-CREF’s corporate governance program

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B-84	Statement of Additional Information ■ TIAA Separate Account VA-1

B. Governance activities

1. Proxy voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impact their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

•	submitting shareholder resolutions

•	withholding or voting against one or more directors

•	requesting other investors to support our initiatives

•	engaging in collaborative action with other investors

•	engaging in public dialogue and commentary

•	supporting an election contest or change of control transaction

•	conducting a proxy solicitation

•	seeking regulatory or legislative relief

•	commencing or supporting litigation

•	pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-85

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International corporate governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

•	Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.

•	Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.

•	Policies and internal systems designed to avoid bribery and corruption are underdeveloped or nonexistent.

III. Shareholders’ rights and responsibilities

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B-86	Statement of Additional Information ■ TIAA Separate Account VA-1

B. Generally applicable shareholder rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.	Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.	One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.	Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.	Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.	Anti-takeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose anti-takeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that anti-takeover measures should be limited by reasonable expiration periods.

8.	Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9.	Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

10.	Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This is particularly problematic in many foreign markets.

11.	Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12.	Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-87

C. Shareholder responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1.	Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2.	Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3.	Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4.	Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5.	Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the life blood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6.	Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

7.	Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8.	Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9.	Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

B-88	Statement of Additional Information ■ TIAA Separate Account VA-1

IV. Corporate governance principles

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of portfolio companies

1. The board of directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board membership

1.	Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2.	Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

3.	Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.

4.	Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5.	Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6.	Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-89

Director elections

TIAA-CREF has adopted the following policy on director elections:

1.	Directors should be elected annually by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5.	Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director nomination

1.	Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

2.	Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3.	Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4.	Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board responsibilities

1.	Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2.	Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3.	CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4.	Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board operation

1.	Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

2.	Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3.	Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

B-90	Statement of Additional Information ■ TIAA Separate Account VA-1

4.	Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty of loyalty) has occurred, then directors should not be indemnified.

5.	Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counter balance to the CEO/chair.

Board organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should alsoestablish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1.	Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2.	Each committee should have the power to hire independent experts and advisors.

3.	Each committee should report to the full board on the issues and decisions for which it is responsible.

4.	Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-91

2. Executive compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General principles

Executive compensation should be based on the following principles:

1.	Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

3.	Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.

4.	Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5.	Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

6.	The board should not unduly rely on comparative industry data and other outside surveys to make compensation determinations; especially if such information is inconsistent with the company’s compensation philosophy.

7.	Compensation Committees should work only with consultants who are independent of management.

8.	Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.

9.	Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.

10.	If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles specific to equity-based compensation plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2.	All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.	Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

7.	Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.

B-92	Statement of Additional Information ■ TIAA Separate Account VA-1

8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.

10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.	Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12.	Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation discussion and analysis

A company’s compensation disclosure should be based on the following principles:

1.	The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.

2.	The disclosure should explain how the program seeks to identify and reward the value added by management.

3.	The disclosure should identify how compensation is linked to long-term sustainable value creation.

4.	Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.

5.	When possible, charts should be used in conjunction with narratives to enhance comprehension.

6.	When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7.	Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.

8.	Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9.	Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.

10.	Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.

11.	If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. Environmental and social issues

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-93

1. Environment and health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

•	A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;

•	Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

•	Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and

•	Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and non-discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and corporate political influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should

B-94	Statement of Additional Information ■ TIAA Separate Account VA-1

disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

Appendix A: Proxy voting guidelines

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

•	When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

•	When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Contested elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-95

Establish specific board committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for re-election annually.

Cumulative voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (poison pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval; and

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

B-96	Statement of Additional Information ■ TIAA Separate Account VA-1

D. Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

•	Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•	Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•	Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•	Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

•	Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•	Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•	Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•	Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•	Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•	Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory vote on compensation disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory vote on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachutes proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for environmental and social issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-97

Global climate change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global labor standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General policies:

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s non-discrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate political influence:

General policies:

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

•	TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

B-98	Statement of Additional Information ■ TIAA Separate Account VA-1

Tobacco:

General policies:

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

•	TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-99

730 Third Avenue New York, NY 10017-3206

A10893 (5/14)

PART C

OTHER INFORMATION

Item 29. Financial Statements and Exhibits

(a)	Financial statements.

All required financial statements for the Registrant are included in the Registrant’s December 31, 2013 annual report to Contract Owners and are incorporated herein by reference. All required financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) are included with Part B (the Statement of Additional Information) of this Registration Statement.

(b)	Exhibits:

(1)	Resolution of the Board of Trustees of TIAA establishing the Registrant (1)(6)

(2)	(A) Rules and Regulations of the Registrant (2)(6)

(B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001 (2)(6)

(C) Amendment to the Rules and Regulations of Registration (9)

(D) Amendment to the Rules and Regulations of Registrant, adopted as of October 2, 2006 (14)

(3)	(A) Custodial Services Agreement between TIAA and Bankers Trust Company (3)(6)

(B) Custodian Agreement dated November 20, 2007 between Registrant, State Street Bank and Trust Company (“State Street”) and certain other parties thereto. (15)

(4)	Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. (2)(6)

(5)	(A) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. (“TPIS”) dated September 15, 1994 (“Distribution Agreement”) (2)

(B) Amendment dated August 1, 1995 to Distribution Agreement (4)

(C) Amendment dated November 3, 1997 to Distribution Agreement (5)

(D) Amendment dated October 19, 2004 to Distribution Agreement (12)

(E) Assignment and Assumption Agreement dated May 1, 2013 by and between TIAA, the Registrant, TPIS and TIAA-CREF Individual & Institutional Services, LLC (“Services”)(19)

(6)	(A) Form of original Teachers Personal Annuity Contract (effective November 1, 1994) (2)

(B) Forms of new Teachers Personal Annuity Contracts (11)

(C)	Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (2)(6)

(7)	Form of Application for Teachers Personal Annuity Contract (2)(6)

(8)	(A) Charter of TIAA, as amended (2)(6)(8)(10)(16)

(B) Bylaws of TIAA, as amended (2)(6)(8)(10)(16)

(9)	None

(10)	(A) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended (11)

(B) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended (11)

(C) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan (15)

(D) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan (15)

(11)	(A) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 (“Administration Agreement”) (2)

(B) Amendment dated August 1, 1995 to Administration Agreement (4)

(C) Amendment dated June 1, 2005 to Administration Agreement (13)

(D) Form of Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company dated as of November 20, 2007 (15)

(12)	(A) Opinion and Consent of Jonathan W. Feigelson, Esq.*

(B) Consent of Dechert LLP*

(13)	(A) Consent of PricewaterhouseCoopers LLP (with respect to the Registrant)*

(B) Consent of PricewaterhouseCoopers LLP (with respect to TIAA)*

(14)	None

(15)	Seed Money Agreement by and between TIAA and the Registrant (2)(6)

(16)	Schedule of Computation of Performance Information (2)(6)(8)(10)

(17)	(A) Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities) (7)

(B) TIAA Investment Policy (10)

(C) CREF Investment Policy State (10)

(D) Amended Code of Ethics and Policy Statement on Personal Trading (12)

(E) Code of Ethics (CREF, Funds and Advisers) (18)

(18)	(A) Power of Attorney of All Managers*

*	Filed herewith.

(1)	Incorporated by reference to the Exhibit filed electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124).

(2)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124).

(3)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124).

(4)	Previously filed in Post-effective Amendment No. 2 to Form N-3 dated March 26, 1996 (File No. 33-79124) and incorporated herein by reference.

(5)	Previously filed in Post-effective Amendment No. 4 to Form N-3 dated March 27, 1998 (File No. 33-79124) and incorporated herein by reference.

(6)	Previously filed in Post-effective Amendment No. 5 to Form N-3 dated April 1, 1999 (File No. 33-79124) and incorporated herein by reference.

(7)	Previously filed in Post-effective Amendment No. 6 to Form N-3 dated March 30, 2000 (File No. 33-79124) and incorporated herein by reference.

(8)	Previously filed in Post-effective Amendment No. 7 to Form N-3 dated March 29, 2001 (File No. 33-79124) and incorporated herein by reference.

(9)	Previously filed in Post-effective Amendment No. 8 to Form N-3 dated April 1, 2002 (File No. 33-79124) and incorporated herein by reference.

(10)	Previously filed in Post-effective Amendment No. 9 to Form N-3 dated May 1, 2003 (File No. 33-79124) and incorporated herein by reference.

(11)	Previously filed in Post-effective Amendment No. 10 to Form N-3 dated May 1, 2004 (File No. 33-79124) and incorporated herein by reference.

(12)	Previously filed in Post-effective Amendment No. 12 to Form N-3 dated May 1, 2005 (File No. 33-79124) and incorporated herein by reference.

(13)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated May 1, 2006 (File No. 33-79124) and incorporated herein by reference.

(14)	Previously filed in Post-effective Amendment No. 14 to Form N-3 dated May 1, 2007 (File No. 33-79124) and incorporated herein by reference.

(15)	Previously filed in Post-effective Amendment No. 15 to Form N-3 dated May 1, 2008 (File No. 33-79124) and incorporated herein by reference.

(16)	Previously filed in Post-effective Amendment No. 17 to Form N-3 dated May 1, 2010 (File No. 33-79124) and incorporated herein by reference.

(18)	Previously filed in Post-effective Amendment No. 19 to Form N-3 dated May 1, 2012 (File No. 33-79124) and incorporated herein by reference.

(19)	Previously filed in Post-effective Amendment No. 20 to Form N-3 dated May 1, 2013 (File No. 33-79124) and incorporated herein by reference.

Item 30. Directors and Officers of the Insurance Company

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Jeffrey R. Brown William G. Karnes Professor of Finance and Director of the Center for Business and Public Policy University of Illinois at Urbana-Champaign 730 Third Avenue New York, NY 10017-3206	Trustee	None

Robert C. Clark Distinguished Service Professor and Austin Wakeman Scott Professor of Law Harvard Law School Harvard University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Roger W. Ferguson, Jr. 730 Third Avenue New York, NY 10017-3206	Trustee	President and Chief Executive Officer

Lisa W. Hess President and Managing Partner Sky Top Capital 730 Third Avenue New York, NY 10017-3206	Trustee	None

Edward M. Hundert, M.D. Senior Lecturer in Medical Ethics Harvard Medical School Harvard University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Lawrence H. Linden Founding Trustee, Linden Trust for Conservation 730 Third Avenue New York, NY 10017-3206	Trustee	None

Maureen O’Hara R.W. Purcell Professor of Finance Johnson Graduate School of Management Cornell University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Donald K. Peterson Former Chairman and Chief Executive Officer Avaya Inc. 730 Third Avenue New York, NY 10017-3206	Trustee	None

Sidney A. Ribeau Professor of Communications Howard University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Dorothy K. Robinson Vice President and General Counsel Yale University 730 Third Avenue New York, NY 10017-3206	Trustee	None

David L. Shedlarz Former Vice Chairman Pfizer Inc. 730 Third Avenue New York, NY 10017-3206	Trustee	None

Ronald L. Thompson Former Chairman and Chief Executive Officer Midwest Stamping and Manufacturing Company 730 Third Avenue New York, NY 10017-3206	Trustee and Chairman	None

Marta Tienda Maurice P. During ‘22 Professor in Demographic Studies Woodrow Wilson School Princeton University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Kathie Andrade TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Head of Individual Services	None

Brandon Becker TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Legal Officer	Executive Vice President and Chief Legal Officer

Brian Bohaty TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Enterprise Client Services	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Chief Compliance Officer of the Separate Account	Chief Compliance Officer

Douglas Chittenden TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Head of Individual Services	None

Sue A. Collins TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Vice President and Chief Actuary	None

Carol Deckbar TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and COO, Asset Management	Executive Vice President

Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, New York 10017-3206	President and Chief Executive Officer	President and Chief Executive Officer

Stephen B. Gruppo TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Risk Management	Executive Vice President, Risk Management

Jorge Gutierrez TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President and Treasurer	None

Teresa Hassara TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Head of Institutional Business	None

Robert G. Leary TIAA-CREF	Executive Vice President	Executive Vice President
730 Third Avenue New York, New York 10017-3206

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Managing Director and Corporate Secretary	Senior Vice President and Corporate Secretary

Otha T. Spriggs TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Human Resources Officer	Executive Vice President

Edward Van Dolsen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and President of Retirement and Individual Financial Services	Executive Vice President

Constance Weaver TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Marketing Officer	Executive Vice President

Virginia M. Wilson TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Financial Officer	None

Item 31. Persons	Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Management Committee of the Registrant is the same as the board of the TIAA-CREF Life Funds and the TIAA-CREF Funds, each of which has Teachers Advisors, Inc., or an affiliate, as its investment adviser. In addition, the Registrant and the TIAA-CREF Life Funds and the TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the TIAA-CREF Funds and the TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 32. Number	of Contractowners

As of December 31, 2013, there were 21,454 contracts in force.

Item 33.	Indemnification

The Registrant shall indemnify each of the members of the Management Committee (“Managers”) and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34.	Business and Other Connections of Investment Adviser

Investment advisory services for the Registrant are provided by Teachers Advisors. In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The business and other connections of Advisors’ officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

Item 35.	Principal Underwriters

TIAA-CREF Institutional & Individual Services, LLC (“Services”) acts as the principal underwriter for VA-1. The Managers of Services are Matthew Kurzweil, Kathie Andrade, Eric Jones, Carol Deckbar, Peter Kennedy and Brian Bohaty. The executive officers of Services are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant

Matthew L. Kurzweil	Chairman of the Board of Managers	None
Kathie Andrade	President & Chief Executive Officer	None
Stephen Collier	Senior Vice President, Head of Tax	None
Christopher Weyrauch	Senior Managing Director, National Wealth Advisory Services	None
Catherine McCabe	Managing Director, Field Consulting Group	None
Peter Kennedy	Vice President & Chief Operating Officer	None
William Bair	Vice President & Chief Financial Officer	None
Yves Denize	Vice President & Chief Legal Officer	None
Linda Dougherty	Vice President & Controller	None
Raymond Bellucci	Vice President	None
Kevin Brown	Vice President	None
Douglas Chittenden	Vice President	None
William Griesser	Vice President	None
Pamela Lewis Marlborough	Vice President & Assistant Secretary	None
Marjorie Pierre-Merritt	Secretary	None
Samuel Turvey	Chief Compliance Officer	None
Jorge Gutierrez	Treasurer	None
Jennifer Sisom	Assistant Treasurer	None
Janet Acosta	Assistant Secretary	None
Henry Atkinson	Assistant Secretary, Corporate Tax	None
Nicholas Cifelli	Assistant Secretary, Corporate Tax	None
Gail Clinton	Assistant Secretary, Corporate Tax	None
Jamin Jenkins	Assistant Secretary, Corporate Tax	None
Ann Medeiros	Assistant Secretary	None
Peter Case	Director, Operations	None
Patricia Adams	Assistant Director, Operations	None

* The business address of all directors and officers of Services is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of Services can be found on Schedule A of Form BD for Services, as currently on file with the Commission (File No. 8-44454).

Item 36.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918, CitiStorage, 5 North 11th Street, Brooklyn, NY 11211, and File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 37.	Management Services

Not Applicable.

Item 38.	Undertakings and Representations

(a) Not Applicable.

(b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

(e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the TIAA Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2014.

TIAA SEPARATE ACCOUNT VA-1

By:	/s/ Robert G. Leary
Robert G. Leary
Executive Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert G. Leary	Executive Vice President	April 30, 2014
Robert G. Leary	(Principal Executive Officer)

/s/ Phillip G. Goff
Phillip G. Goff	Chief Financial Officer, Principal Accounting Officer and Treasurer (Principal Financial and Accounting Officer)	April 30, 2014

SIGNATURE OF MANAGER	DATE	SIGNATURE OF MANAGER	DATE

* Forrest Berkley	April 30, 2014	* Thomas J. Kenny	April 30, 2014

* Nancy A. Eckl	April 30, 2014	* Bridget A. Macaskill	April 30, 2014

* Michael A. Forrester	April 30, 2014	* James M. Poterba	April 30, 2014

* Howell E. Jackson	April 30, 2014	* Maceo K. Sloan	April 30, 2014

* Nancy L. Jacobs	April 30, 2014	* Laura T. Starks	April 30, 2014

/s/ Rachael M. Zufall
Rachael M. Zufall as attorney-in-fact	April 30, 2014

*	Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the SEC.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

12(A)	Opinion and Consent of Jonathan Feigelson, Esq.

12(B)	Consent of Dechert LLP

13(A)	Consent of PricewaterhouseCoopers LLP

13(B)	Consent of PricewaterhouseCoopers LLP

18(A)	Power of Attorney of All Managers